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                                                                   EXHIBIT 10.43

                            ASSET PURCHASE AGREEMENT

       This ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into as of September 4, 1997 ("Effective Date"), by and between Southwestern Ice, Inc., a Texas corporation (the "Buyer"), a wholly-owned subsidiary of Packaged Ice, Inc., a Texas corporation, or Buyer's nominee, and CMC Ice, Inc., a California corporation (the "Seller"), Carlos Shannon, individually ("Shannon"), and the persons identified on the signature pages hereof as shareholders of the Seller, who agree to be jointly and severally obligated hereunder with Seller (the "Shareholders"), with respect to the following facts:

                                    RECITALS

       A. Seller is in the business of producing, storing and distributing ice to customer accounts located in San Diego County, California (the "Business").

       B. Seller desires to sell substantially all of the assets of the Business to Buyer, upon the conditions set forth in this Agreement.

       C. Buyer desires to purchase and acquire substantially all of the assets of the Business, upon the terms and subject to the conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

                                   ARTICLE I
                               PURCHASE AND SALE

       1.1 Agreement to Purchase and Sell Assets. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller will sell, transfer, convey, assign and deliver to the Buyer, and the Buyer will purchase or acquire from the Seller, all right, title and interest of the Seller in and to all of the assets of the Business owned by Seller (other than the Excluded Assets) used in or in connection with, or arising out of, the Business (the "Assets"), including, but not limited to:

              (a) Property and Equipment. All of Seller's right, title and interest in and to all personal property and equipment (the "Property and Equipment") used by Seller in the Business including, but not be limited to, ice making equipment, merchandisers, bagging equipment, rolling stock including vehicles, forklifts, etc., spare parts and repair equipment, supporting equipment including pipes, electrical, condensers, compressors, bins, etc., furniture and fixtures, supplies, inventory, materials and computers used exclusively in the Business (both hardware and software) which are located at 3417 30th Street, San Diego, California 92104 (the "Main Facility") and at 3302 32nd Street, San Diego, California 92104 (the "Ancillary Facility"), respectively. The Main Facility and the Ancillary Facility are sometimes referred to herein as the "Facilities". Such Property and Equipment shall include, but not be limited to, the list of property and equipment set forth on Exhibit A. Certain components of the Property and Equipment set forth (and indicated as such) are owned by Shannon, a principal shareholder of Seller, and have been and are being used in the Business.
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              (b)    Claims.  Any and all claims and rights against third
parties, if and to the extent they relate to the condition of the Assets including, without limitation, all rights under manufacturers' and vendors' warranties;

              (c) Goodwill. All of Seller's goodwill in, and the going concern value of, the Business and the name "CMC Ice";

              (d) Accounts Receivable. All accounts receivable of the Business as of the Closing Date (the "Accounts Receivable") which Accounts Receivable shall be listed on Exhibit A-1 and updated as of the Closing Date.

              (e) Other Property. All telephone numbers and directory listings, telephone and mobile communications equipment, service contracts, sales records, transferable licenses and permits, and normal business records associated with the Business.

       1.2 Excluded Assets. The Assets shall not include, and Seller shall not sell to Buyer, any of the following items (collectively, the "Excluded Assets"):

              (a) Cash. All cash on hand or in bank accounts, and any other cash equivalents, including without limitation certificates of deposit, commercial paper, treasury bills, asset or money market accounts, marketable securities and all such similar accounts or investments.

              (b) Benefit Plan Assets. Pension, profit sharing and savings plans and trusts and any assets thereof or any assets resulting from the rollover by Seller's employees of any of the assets out of such plans.

              (c) Personal Property Consumed. All tangible personal property consumed by Seller in the ordinary course of business between the date hereof and the Closing Date.

              (d) Tax Refunds. All amounts due the Seller in connection with any tax refunds, prepaid taxes, rights under any tax-sharing agreement, or similar payments.

              (e) Corporate Records. The corporate minute book, corporate seals, tax return work papers, and similar corporate records of Seller.

              (f) Licenses and Permits. All governmental licenses and permits, or similar rights that cannot by their terms be assigned to Buyer.

              (g) Rights Under Non Compete Agreement. Any rights associated with the Permitted Activities described in Exhibit B hereof.

       1.3 No Assumption of Liabilities by Buyer. Buyer shall not be deemed to assume and shall not assume and shall not be responsible for, any liabilities, debts or obligations of Seller or of the Business, of any kind or nature whatsoever. Seller, Shannon and Shareholders shall be responsible for and shall pay, discharge and satisfy all of the liabilities, debts and obligations of


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Seller and the Business.  Seller, Shannon and Shareholders shall indemnify, defend and hold Buyer completely free and harmless from the same including but not limited to attorneys' fees and litigation costs incurred in resisting and defending against the assertion of any of the same against Buyer.

       1.4 Purchase Price and Method of Payment. The total purchase price to be paid by Buyer for the Assets (the "Purchase Price") shall consist of a cash payment at the Closing (a) to Seller of (i) $415,000 and (ii) the net amount of the Accounts Receivable as set forth on Exhibit A-1 and agreed to by Buyer and Seller at Closing and (b) to Shannon the sum of $20,000.

       1.5 Additional Consideration. At Closing, as additional consideration hereunder, Buyer shall pay to Seller (i) an amount equal to 40% of the net income shown on the Income Statements of Seller for the period ended July 31, 1997 but not to exceed $14,000 and (ii) the amount, if any, necessary to purchase a right to lease termination for the Main Facility but not to exceed $20,000. Seller shall use its best efforts to sublet all or a portion of the Main Facility to Butch Feroni for the purposes of establishing a wholesale customer for Buyer. Except as provided herein, or under the terms of the Subleases, Buyer shall have no responsibility, liability or obligation under any leases for the Facilities.

       1.6 Allocation of Purchase Price. The Purchase Price shall be allocated among the Seller, Shannon and the Assets as provided in Exhibit A-2. Each Party agrees that it shall not take any position that varies from or is inconsistent with such allocation in any filing made by such party with the United States Internal Revenue Service or with any other local, state or federal regulatory authority.

       1.7 Disbursement of Purchase Price. At the Closing, as an accommodation to Seller and Shannon, the cash to be paid to Seller and Shannon by Buyer pursuant to Section 1.4 shall be disbursed by check, wire transfer or such other method as Buyer may elect to effect the Authorized Third Party Payments and Section 1.9 Deposit set forth on and as provided in Exhibit A-3 hereof. Exhibit A-3 sets forth presently estimated amount(s) due to the creditors of Seller and Shannon listed in said Exhibit.

       1.8 Covenant Not to Compete. At the Closing, the Seller, the principals of Seller and Shannon shall enter into Covenants Not to Compete with Buyer (the "Non-Compete Agreement") substantially in the forms set forth in Exhibits B and C.

       1.9 Escrow Deposit. At the Closing, (i) the Seller, and the Shareholders shall enter into a pledge and escrow agreement substantially in the form attached as Exhibit D (the "Escrow Agreement") with Buyer, as escrow agent (the "Escrow Agent"); (ii) Seller and Shannon shall deposit with Buyer the total sum of the amounts paid by Buyer under Section 1.4 but less the Authorized Third Party Payments set forth on and provided for in Exhibit A-3 (the "Escrow Fund"); (iii) Buyer', as Escrow Agent shall hold the Escrow Fund pursuant to the terms of the Escrow Agreement.

       1.10 Closing. The date of Closing (herein referred to as the "Closing Date") shall be on or before September 3, 1997 with the actual day of Closing on or before such date as mutually agreed





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to by the parties in writing; provided, Buyer may elect to postpone the Closing to not later than September 15, 1997. Unless otherwise agreed, the Closing shall take place at the offices of Luce, Forward, Hamilton & Scripps LLP, 600 West Broadway, Suite 2600, San Diego, California, at the hour of 4:00 p.m.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

       Except as specifically disclosed by Seller to Buyer in this Agreement or in Seller's Disclosure Memorandum (which disclosures shall be deemed to modify and qualify each of the following representations and warranties of Seller), Seller, Shannon and Shareholders, jointly and severally, each represents and warrants to Buyer as follows:

       2.1 Corporate Status. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Seller only conducts its business in Southern California and is not required to be qualified to do business in any other jurisdiction. Seller has all necessary corporate powers to carry on the Business as it is now being conducted. Seller has full right, power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

       2.2 Corporate Actions. All actions and proceedings necessary to be taken by or on the part of the Seller and Shareholders in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, including, to the extent required by its Articles of Incorporation, Bylaws and by law, the obtaining of votes, and consents and approvals by the Shareholders and board of directors of Seller, have been duly and validly taken and obtained, and this Agreement has been duly and validly authorized, executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with and subject to its terms.

       2.3 Capitalization; No Subsidiaries. The authorized number of shares of Seller is 100,000, all of one class, of which 100,000 are issued and outstanding, and all of which are owned beneficially and of record by the Shareholders. Seller has no subsidiaries.

       2.4 No Defaults. Neither the execution, delivery or performance by Seller of this Agreement nor the consummation by Seller of the transactions contemplated hereby, itself or with the giving of notice or the passage of time or both, will:

              (a) Violate or conflict with the provisions of the Articles of Incorporation or the Bylaws of Seller;

              (b) Violate or conflict with or result in any breach or in any default under, result in any termination or modification of, or cause any acceleration of any obligation of the Business under any contract, mortgage, indenture, agreement, lease or other instrument to which Seller is a party or by which it, the Business or any of the Assets is bound, or result in the creation of any





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encumbrance upon any of the Assets such as would have a material adverse effect on the Business or Assets taken as a whole; or

              (c) Violate any judgment, decree, order, statute, law, rule or regulation applicable to Seller.

       2.5 Breach. Seller is not in violation or breach of any of the terms, conditions or provisions of its Articles of Incorporation, as amended, or Bylaws, or any indenture, mortgage or deed of trust or other contracts, lease, instrument, court order, judgment, arbitration award, or decree affecting the Business or the Assets, to which Seller is a party or by which it is bound, and has received no notices of same, where the effect thereof would have a material adverse effect on the Business or the Assets, taken as a whole. Further, Seller is current on all rent obligations owing under the real property leases of the Facilities and with regard to all maintenance and repair expenses relating to equipment of the Business.

       2.6 Approvals and Consents. No approvals or consents of persons or entities not a party to this Agreement are legally or contractually required to be obtained by Seller in connection with the consummation of the transactions contemplated by this Agreement. No permit, license, consent, order, decree, approval or authorization of, or filing with, any court, governmental regulatory authority or agency is required in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby.

       2.7    Title to and Condition of Assets; Leases.

              (a) Seller has good, valid and marketable title to all of the Assets, free and clear of all liens, encumbrances and security interests of every kind or character.

              (b) Seller owns or leases all tangible assets necessary for the conduct of its Business. Each such tangible asset is free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used.

              (c) Seller is not in breach of the lease for the Facility and has the right to grant Buyer the right of occupancy under the subleases referred to in Section 9.1g.

       2.8 Balance Sheet of Seller. The Balance Sheets and Income Statements of Seller for the end of its most recent fiscal year (the "Balance Sheet") and for the period ended July 31, 1997, copies of which are contained in Seller's Disclosure Memorandum:

              (a) Present fairly in all material respects the financial position of the Business as of the dates shown thereon;

              (b) Have been prepared for use in the ordinary course of the Business and in accordance with the books and records of Seller; and





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              (c)    Exhibit A-1 is a complete and accurate schedule of the
Accounts Receivable together with an accurate aging of the Accounts Receivable. The Accounts Receivable set forth on Exhibit A-1, as the same is updated to the Closing Date arose from valid sales in the ordinary course of business of Seller, are not subject to any offset, and other than those which have been collected as of the Closing Date shall be 100% collectible in their full amount within one hundred twenty (120) days following the Closing Date.

              (d) Exhibit A-3 is a complete and accurate schedule and listing of all significant creditors of Seller, Shannon and the Shareholders, related to the Business, and represents Seller's and Shannon's closest best estimate of the amount due each such creditor.

       2.9 Events Since Balance Sheet Date. Except as set forth in the Balance Sheet, and except as disclosed in this Agreement or in Seller's Disclosure Memorandum, there has not been since the Balance Sheet Date:

              (a) Any material adverse change in the assets or liabilities of the Business, other than changes in the ordinary course of business;

              (b) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Assets; or

              (c) Any material transactions entered into or any material liabilities or obligations incurred by the Business, other than in the ordinary course of Business.

       2.10 Liabilities. Except for those liabilities (i) reflected or reserved against in the Balance Sheet, (ii) not yet due and payable or obligations to be performed or satisfied after the date hereof under contracts and agreements set forth in Seller's Disclosure Memorandum, (iii) disclosed in this Agreement or Seller's Disclosure Memorandum, and (iv) incurred in the ordinary course of business of the Business between the Balance Sheet Date and the Closing, there are no liabilities or obligations of Seller relating to the Business, known or unknown, due or not yet due, liquidated or unliquidated, fixed, contingent or otherwise, where the effect thereof would have a material adverse effect on the Business or the Assets taken as a whole.

       2.11 Taxes. Seller has filed all applicable federal, state, local and foreign tax returns required to be filed to date, in accordance with provisions of law pertaining thereto, and has paid all taxes, interest, penalties and assessments lawfully due (including without limitation income, withholding, excise, unemployment, social security, occupation, transfer, franchise, property, sales and use taxes, import, duties or charges, and all penalties and interest in respect thereof) except where the failure to file such returns or pay such taxes has no material adverse effect on the Business and the Assets taken as a whole.

       2.12 Compliance With Law and Regulations. Seller is in compliance with all requirements of law, federal, state and local, and all requirements of all governmental bodies or agencies having jurisdiction over it, the operation of the Business and the use of the Assets. Seller and the Facility are in full compliance with applicable environmental laws. Seller is not aware of any past or current





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tenant of the Facility violating any law, including, but not limited to, any environmental laws. Seller has properly filed all reports and other documents required to be filed with federal, state, local, or foreign governments or subdivisions or agencies thereof. Seller has not received any notice, not heretofore complied with, from any federal, state or municipal authority or any insurance or inspection body that any of its properties, facilities, equipment or business procedures or practices fails to comply with any applicable law, ordinance, regulation, or requirement of any public authority or body.

       2.13 Employees: Labor Problems. Seller has not suffered or sustained any labor disputes resulting in any work stoppage, and no such work stoppage is threatened. Seller is not a party to a collective bargaining agreement. There do not currently exist any written or oral contracts for long-term employment, consulting agreements or agreements containing provisions for significant severance or parachute payments. Seller is current in all of its salary obligations to its employees who are employed in connection with the Business, and each of such employees has been provided with an address and telephone number of Seller.

       2.14 Litigation. There are no suits, judgments, arbitrations, administrative charges or other legal proceedings, claims or governmental investigations pending against, or to Seller's, Shannon's and the Shareholders' knowledge, threatened against the Seller or the Business which will have a material adverse effect on the Business or the Assets taken as a whole after the Closing. There are no lawsuits, legal proceedings or investigations of any nature pending or, to Seller's, Shannon's and Shareholders' knowledge, threatened against or affecting it which would materially impair Seller's ability to carry out the transactions contemplated by this Agreement.

       2.15 No Broker or Finder. Seller has not employed or used the services of any broker or finder in connection with this transaction and shall hold Buyer completely free and harmless from the claims of any person claiming to have so acted on behalf of Seller.

       2.16   Operation in Ordinary Course.  Since the Balance Sheet Date:

              (a) Seller has operated the Business in the ordinary course of business, consistent with past practice, except as related to the transactions contemplated hereby; and

              (b) Seller has maintained its books, accounts and records in the usual, customary and ordinary manner.

       2.17 Disclosure. Neither this Agreement nor Seller's Disclosure Memorandum contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.





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
                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF BUYER

       Except as specifically disclosed by Buyer to Seller in this Agreement or in Buyer's Disclosure Memorandum (which disclosures shall be deemed to modify and qualify each of the following representations and warranties of Buyer), Buyer represents and warrants to Seller as follows:

       3.1 Corporate Status. Buyer is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas. Buyer is duly qualified to do business in each jurisdiction in which the character of and location of its assets or operations makes qualification to do business as a foreign corporation necessary. Buyer has full corporate power to carry on its business as it is now being conducted and as proposed to be conducted and to own and operate its assets. Buyer has full corporate power and authority to execute and deliver this Agreement and perform the transactions contemplated hereby.

       3.2 Corporate Actions. All corporate or other actions and proceedings necessary to be taken by or on the part of Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken, and this Agreement has been duly and validly authorized, executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with and subject to its terms.

       3.3 No Defaults. Neither the execution, delivery or performance by Buyer of this Agreement nor the consummation by Buyer of the transactions contemplated hereby is an event that, of itself or with the giving of notice or the passage of time or both, will:

              (a) Violate or conflict with the provisions of the Articles of Incorporation or Bylaws of Buyer;

              (b) Violate or conflict with or result in any breach of or any default under, result in any termination or modification of, or cause any acceleration of any obligation under, any contract, mortgage, indenture, agreement, lease or other instrument to which Buyer is a party or by which it is bound, or by which it may be affected, or result in the creation of any lien or encumbrance upon any of Buyer's assets, except for agreements, indentures and instruments related to the financing of the transactions contemplated by this Agreement; or

              (c) Violate any judgment, decree, order, statute, rule or regulation applicable to Buyer.

       3.4 Breach. Buyer is not in violation or breach of any of the terms, conditions or provisions of its Articles of Incorporation, as amended, its Bylaws, or any indenture, mortgage or deed of trust or other contracts, lease, instrument, court order, judgment, arbitration award, or decree materially affecting the business of the Buyer, to which Buyer is a party or by which it is otherwise bound, where the effect thereof would have a material adverse effect on the Buyer.





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       3.5    Approvals and Consents.  No approvals or consents of persons or entities not a party to this Agreement are legally or contractually required to be obtained by Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

       3.6 Litigation. There are no lawsuits, judgments, arbitrations, administrative charges or other legal proceedings, claims or governmental investigations pending against, or to Buyer's knowledge, threatened against the Buyer relating to or affecting the execution, delivery or performance of this Agreement or the ability of Buyer to perform its obligations under this Agreement.

       3.7 No Broker or Finder. There is no broker or finder or other person who would have any valid claim against any of the parties for a commission or brokerage fee or payment in connection with this Agreement or the transactions contemplated hereby as a result of any agreement of or action taken by Buyer. Buyer shall hold Seller completely free and harmless from the claims of any person claiming to have so acted on behalf of Buyer.

       3.8 Disclosure. Neither this Agreement nor Buyer's Disclosure Memorandum contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IV
                             DISCLOSURE MEMORANDUM

       Seller's Disclosure Memorandum (the "Seller's Disclosure Memorandum"), is attached to this Agreement as Attachment I, shall be executed on behalf of Seller, and shall contain accurate, true and correct information and data and, to the extent expressly set forth herein, shall be accompanied by a copy of each document referred to therein or otherwise identified as to its location to the reasonable satisfaction of Buyer. Buyer's Disclosure Memorandum (the "Buyer's Disclosure Memorandum") shall be executed on behalf of Buyer, and shall contain accurate, true and correct information and data in all material respects. Terms used and defined in this Agreement shall have the same definition when used in the Seller's Disclosure Memorandum or Buyer's Disclosure Memorandum, as the case may be, and any schedules or exhibits attached thereto.

                                   ARTICLE V
                              COVENANTS OF SELLER

       5.1 Representations and Warranties. Seller shall give detailed written notice to Buyer promptly upon learning of any fact which (i) would render untrue in any material respect any of Seller's or Buyer's representations or warranties contained in this Agreement or the information contained in Seller's Disclosure Memorandum or Buyer's Disclosure Memorandum, or (ii) would cause Seller or Buyer to fail to comply with its obligations hereunder in any material respect between the Effective Date and the Closing Date.





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       5.2    Notice of Proceeding.  Seller will promptly notify Buyer in writing upon:

              (a) Becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereby; or

              (b) Receiving any notice from any governmental department, court, agency or commission of its intention (i) to institute an investigation into, or institute a suit or proceeding to restrain or enjoin, the consummation of this Agreement or such transactions, or (ii) to nullify or render ineffective this Agreement or such transactions if consummated.

       5.3 Consummation of Agreement. Seller shall use its best efforts to fulfill and perform all conditions and obligations on its part to be fulfilled and performed under this Agreement, and cause the transactions contemplated by this Agreement to be fully consummated.

       5.4 Confidentiality. Seller agrees to keep confidential any information obtained from Buyer concerning Buyer or the business of Buyer, unless readily ascertainable from public or published information, or trade sources.

       5.5 Operations. Seller agrees, through the Closing Date, at Seller's sole cost and expense to (i) keep all existing insurance policies affecting the Assets in full force and effect; (ii) continue to provide all services and maintain all of the fixed Assets in good working order in a responsible manner consistent with past practice; and (iii) upon Closing, terminate all employees and settle all employment contracts.

       5.6 Operations Pending Closing. Subsequent to the date of this Agreement and prior to the Closing Date, Seller shall cause the Business to be operated in the ordinary course, consistent with past practice. Until and including the Closing Date, Seller shall use its best efforts to cause the Business to maintain its insurance coverage and its books, accounts and records in the usual manner in a basis consistent with current practice and to comply in all material respects with all laws, ordinances and regulations of governmental authorities applicable to the Business.

       5.7 Restrictions. Except as disclosed in this Agreement or in Seller's Disclosure Memorandum, prior to the Closing Date, and without the prior written consent of Buyer, Seller shall not:

              (a) Encumber or grant any security interest in any Asset other than in the ordinary course of business; or

              (b) In the ordinary course of business, enter into any Contract which obligates the Business to expend more than Ten Thousand Dollars ($10,000.00) following the Closing Date.

       5.8 Consents. Notwithstanding any other provision of this Agreement, to the extent that the consent or approval of any third person is required under any Contract in order to assign any such Contract from Seller to Buyer or otherwise by reason of the transactions provided for in this





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Agreement, except as set forth in the Seller's Disclosure Memorandum, Seller shall use its reasonable efforts to obtain such consents and approvals. If any such consent or approval is not obtained, then such Contract shall not be assigned until such consent or approval is obtained and Seller will use reasonable efforts to establish a mutually satisfactory arrangement to provide to Buyer the benefits of such Contract after the Closing.

       5.9 Access to Properties and Information. Following the Effective Date, Buyer and its representatives shall be afforded full access to all of the assets, properties, books, records, agreements, other documents and employees of Seller relating to the Business, in all cases during normal business hours and upon reasonable prior notice. Buyer and its representatives shall have the right to make abstracts from or copies of any such books, records, agreements, and commitments, and such Business shall furnish Buyer's representatives with such information concerning such affairs and copies of such documents, contacts, agreements and records as Buyer may reasonably request. All such information provided to Buyer in written form by Seller to the knowledge of Seller shall be true, complete and correct and shall be deemed represented as such by Seller to Buyer. Any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the Business. Buyer shall not contact any of Seller's employees or visit any portion of Seller's properties without Seller's prior knowledge. Buyer shall be responsible for ensuring that its employees or representatives maintain the confidentiality of any information learned during the investigation subject to the terms of Section 6.4 hereto.

       5.10 Termination of Employees. On the Closing Date, Seller will terminate its employees, deliver final paychecks to them for unpaid wages, accrued vacation, unused sick days and any other amounts owing to them. Seller shall cooperate with Buyer in hiring and transitioning of those employees that
Buyer desires to hire.   The Seller shall be solely responsible for all notices
required by federal or state law. Seller shall be solely responsible for and shall pay any severance, termination payments, COBRA benefit, accrued vacation pay and similar accrued benefit, or liabilities relating to any of the employees or to which any employee is entitled, including claims related in any way to the employment of an employee by Seller based upon events occurring prior to the Closing Date, regardless of when any such claim or demand therefor may be made. On and after the Closing Date, Seller shall have the sole responsibility and obligation for complying with the health care continuation coverage requirements of Internal Revenue Code ("Code") Section 4980B and
Section 601 et seq. of ERISA ("COBRA") that are applicable to the employees and the spouses and dependents of said employees not hired by Buyer and retained in Buyer's employ for at least six months. Seller shall be solely responsible for providing COBRA continuation coverage to any person entitled to such coverage in connection with any health plan sponsored by Seller. Seller shall indemnify, defend and hold harmless Buyer and its employees, officers, directors, successors, assigns, subsidiaries, shareholders, agents, attorneys, representatives and affiliates from and against any and all losses, liabilities, demands, claims, expenses, judgments, costs, attorneys' fees, taxes and penalties arising under Code Section 4980B or ERISA Section 601 et seq. with respect to any individual who was an employee (or a spouse or dependent of such employee) of Seller prior to the Closing and who had or has a "qualifying event" (within the meaning of Code Section 4980(B)(f)(3)) before, on or after the Closing.

       5.11 No Solicitation of Other Offers. The Seller, Shannon and the Shareholders agree that neither they nor any of their respective officers, directors, employees, representatives, investment bankers, attorneys, accountants or other agents or affiliates, shall, directly or indirectly, take any action to encourage, solicit, initiate or participate in any way in discussions or negotiations with or furnish any information to, or afford any access to the properties, books or records of the Seller or any of its subsidiaries to, or otherwise assist, facilitate or encourage, any person or entity (other than Buyer, its officers, directors, representatives, agents, affiliates or associates) in connection with any possible or proposed merger, consolidation, business combination, liquidation, reorganization, sale or other disposition of assets, sale of shares of capital stock or similar transactions involving the Seller or any subsidiary or division of the Seller. The Seller and the Shareholders will promptly communicate to Buyer the terms of any proposal or inquiry that they (or any of them) may receive, and the identity of the person(s) making the proposal or inquiry, in respect of any such transaction, or of any such information requested from any of them or of any such negotiations or discussions being sought to be initiated with any of them. The Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any other parties conducted heretofore with respect to any of the foregoing.


                                   ARTICLE VI
                               COVENANTS OF BUYER

       Buyer covenants and agrees that from the date hereof until the completion of the Closing:

       6.1 Representations and Warranties. Buyer shall give detailed written notice to Seller promptly upon learning of any fact which (i) would render untrue in any material respect any of Buyer's or Seller's representations or warranties contained in this Agreement or the information contained in Buyer's Disclosure Memorandum or Seller's Disclosure Memorandum or
(ii) would cause Buyer or Seller to fail to comply with its obligations hereunder in any material respect between the Effective Date and the Closing Date.

       6.2 Notice of Proceeding. Buyer will promptly notify Seller in writing upon:

              (a) Becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereunder; or

              (b) Receiving any notice from any governmental department, court, agency or commission of its intention (i) to institute an investigation into, or institute a suit or proceeding to restrain or enjoin, the consummation of this Agreement or such transactions, or (ii) to nullify or render ineffective this Agreement or such transactions if consummated.

       6.3 Consummation of Agreement. Buyer shall fulfill and perform all conditions and obligations on its part to be fulfilled and performed under this Agreement, and cause the transactions contemplated by this Agreement to be fully carried out.

       6.4 Confidentiality. Upon the termination of this Agreement prior to Closing, Buyer shall keep confidential and shall not use in any manner any information obtained from Seller concerning Seller or the Business which is not in the public domain.

       6.5 Offer of Employment. Buyer shall offer employment to certain employees of the Business to who Buyer decides, in its sole discretion, to offer employment. Seller shall offer employment to Carlos Shannon (without relocation from the Business) on the terms and conditions set forth in the form of agreement attached as Exhibit E. Any and all costs, expenses and liabilities arising from or relating to the failure of Buyer to hire existing employees of the Business shall be the sole responsibility of Seller.

                                  ARTICLE VII
                    CONDITIONS TO THE OBLIGATIONS OF SELLER

       The obligations of Seller under this Agreement are, at its option, subject to the fulfillment of the following conditions prior to or on the Closing Date:

       7.1    Representations, Warranties and Covenants.

              (a) Each of the representations and warranties of Buyer contained in this Agreement shall have been true and correct as of the Effective Date and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent changes are permitted or contemplated pursuant to this Agreement; and

              (b) Buyer shall have performed and complied with each and every covenant and agreement required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

       7.2 Officer's Certificate. Buyer shall have furnished Seller with a certificate, dated the Closing Date and duly executed by a duly authorized manager of Buyer, in form and substance satisfactory to the Seller, certifying that the conditions set forth in Sections 7.1(a) and (b) have been satisfied.

       7.3 Deliveries. Buyer shall have complied with each and every one of its obligations set forth in Section 9.2.

                                  ARTICLE VIII
                     CONDITIONS TO THE OBLIGATIONS OF BUYER

       The obligations of Buyer under this Agreement are, at its option, subject to the fulfillment of the following conditions prior to or on the Closing Date:

       8.1    Representations, Warranties and Covenants.

              (a) Each of the representations and warranties of Seller, Shannon and Shareholders contained in this Agreement shall have been true and correct as of the Effective Date and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent changes are permitted or contemplated pursuant to this Agreement;

              (b) Seller, Shannon and Shareholders shall have performed and complied with each and every covenant and agreement required by this Agreement to be performed or complied with by it prior to or on the Closing Date; and

       8.2 Officer's Certificate. Seller shall have furnished Buyer with a certificate, dated the Closing Date and duly executed by a duly authorized executive officer of Seller, to the effect that the conditions set forth in Sections 8.1 (a) and (b) have been satisfied.

       8.3 Deliveries. Seller shall have complied with each and every one of its obligations set forth in Section 9.1.

       8.4 Consents. All of the consents required to be obtained and the estoppel certificate referenced in Sections 5.8 shall have been obtained.

       8.5 Legal Requirements. Buyer and its counsel shall be satisfied (i) that the consummation of the transactions contemplated herein comply with applicable state and federal legal requirements, laws, and procedures applicable to Buyer, Seller, Shannon and the Shareholders pursuant to which any of them may be subject or bound and (ii) that by following the procedures and making the Authorized Third Party Payments, Buyer will not succeed to any liability of Seller, Shannon or the Shareholders.

                                   ARTICLE IX
                      ITEMS TO BE DELIVERED AT THE CLOSING

       9.1 Deliveries by Seller. At the Closing, Seller shall deliver to Buyer duly executed by Seller or such other signatory as may be required by the nature of the document:

              (a) Such deeds, bills of sale, certificates of title, endorsements, assignments and other good and sufficient instruments of sale, conveyance and transfer and assignment in form and substance reasonably satisfactory to Buyer sufficient to sell, convey, transfer and assign to Buyer all right, title and interest of Seller in and to the Assets;

              (b) Certified copies of resolutions, duly adopted by the shareholders and board of directors of Seller which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby;

              (c)    The certificate referred to in Section 8.2;

              (d) The Non-Compete Agreements executed respectively by Seller, Shannon and the principals of Seller;

              (e) Certificates of Title to motor vehicles, if any, and titles to titled equipment and a bill of sale;

              (f) The employment agreement between Buyer and Carlos Shannon in the form attached as Exhibit E;

              (g) The subleases ("Subleases") in substantially the forms attached as Exhibit F-1 and F-2;

              (h) Uniform Commercial Code ("UCC") termination statements terminating all UCC financing statements which cover any of the Assets or portions thereof;

              (i) Evidence that all liabilities of Seller to governmental creditors have been released, paid, discharged or provided for to the satisfaction of any governmental entity, agency or authority which claims monies due from Seller or any affiliate of Seller;

              (j)    The Escrow Agreement; and

       9.2 Deliveries by Buyer. At the Closing, Buyer shall deliver to Seller, duly executed by Buyer or other signatory as required by the nature of the document:

              (a)    The Purchase Price;

              (b) Certified copies of resolutions, duly adopted by the directors of Buyer, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby;

              (c)    The certificate referred to in Section 7.2;

              (d) The employment agreement between Buyer and Carlos Shannon in the form attached as Exhibit E;

              (e)    The Subleases; and

              (f)    The Escrow Agreement.

       9.3 Transfer Sales and Use Tax. The Seller shall pay all sales, use, transfer, recording or similar taxes (other than income taxes) arising out of the sale and transfer of the Assets to Buyer.

                                   ARTICLE X
                              POST-CLOSING MATTERS

       10.1 Collections. Seller will promptly remit to Buyer any payments received by it on any of the Accounts Receivable. Buyer shall use reasonable efforts to collect the Accounts Receivable. Buyer may endorse checks for deposit, payable to Seller, received in payment of Accounts Receivable. Buyer shall apply payments received by it on any Accounts Receivable which do not specify an invoice number to the oldest, non-disputed invoice.

       10.2 Name Change and Dissolution. Promptly after the Closing, Seller shall change its corporate name and Shannon and Seller shall release and transfer any fictitious business names containing the words "CMC Ice" or names similar thereto to Buyer. The name change shall be coordinated with Buyer to enable Buyer to secure such corporate name by name reservation or otherwise.


                                   ARTICLE XI
                                INDEMNIFICATION

       11.1 Indemnification by Seller, Shannon and Shareholders. Seller, Shannon and Shareholders jointly and severally, shall indemnify, defend and hold Buyer harmless from and against any and all liabilities or obligations arising with respect to the Assets or the Business up to the Closing. Further, Seller shall indemnify, defend and hold harmless Buyer from and against any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including reasonable attorney's fees and costs (the "Losses") that Buyer may incur or suffer, which arise, result from, or relate to: (i) any inaccuracy of Seller's, Shannon's or Shareholders' representations and warranties contained in this Agreement or in any agreement, instrument or document entered into pursuant hereto or in connection with the Closing, (ii) any breach of or failure by Seller, Shannon or Shareholders to perform any of its or their covenants or agreements contained in this Agreement or in any agreement, instrument or document pursuant hereto or in connection with the Closing, (iii) any violation of environmental or health and safety or other laws (as in effect at the Closing) arising out of the ownership or operation of the Business, including the real estate upon which the Facility is located, based on conditions existing prior to the Closing, regardless of when such claim, liability or loss is asserted, claimed or sustained, (iv) any liability or obligation of Seller presently existing or determined to be due after the Closing Date regardless of when any such liability actually arose or accrued, or (v) any Account Receivable remains uncollected or uncollectible one hundred twenty (120) days following the Closing Date. The liability of Seller, Shannon and Shareholders hereunder is joint and several. Seller, Shannon and Shareholders shall not have any liability under this Section 11.1(a) unless Buyer gives written notice to Seller, Shannon and Shareholders asserting a claim for such Losses, including reasonably detailed facts and circumstances pertaining thereto, before the expiration of two (2) years from the Closing Date, except for claims arising from breach of: (i) representations and warranties as to taxes and environmental matters, which shall survive until the expiration of the applicable statute of limitations.

       11.2 Indemnification by Buyer. Buyer shall indemnify, defend and hold Seller, Shannon and Shareholders harmless from and against any and all liabilities or obligations arising with respect to the Assets or the Business, as conducted by Buyer, after the Closing Date, excepting claims asserted after the Closing Date which relate to products sold or actions taken by Seller prior to the Closing Date. Further, Buyer shall indemnify, defend and hold harmless Seller, Shannon and Shareholders from and against any and all Losses that Seller may incur or suffer, which arise, result from, or relate to: (i) any inaccuracy of Buyer's representations and warranties contained in this Agreement or in any agreement, instrument or document pursuant hereto or in connection with the Closing, (ii) any breach of or failure by Buyer to perform any of its covenants or agreements contained in this Agreement or in any agreement, instrument or document pursuant hereto or in connection with the Closing, (iii) or any act, omission or breach by Buyer relating to any of the Assumed Liabilities. Buyer shall not have any liability under this Section
11.2 unless Seller gives written notice to Buyer asserting a claim for such Losses, including reasonably detailed facts and circumstances pertaining thereto, before the expiration of two (2) years from the Closing Date. Notwithstanding the foregoing, nothing in this Section 11.2 shall limit Seller's right to enforce Buyer's obligations pursuant to Section 1.4 at any time after the Closing Date.

       11.3   Defense of Third Party Actions.

              (a) Promptly after receipt of notice of any written assertion of a claim, or the commencement of any action, suit, or proceeding, by a third party against a party to this Agreement ("Third Party Action"), the party in receipt of such notice who believes that it is entitled to indemnification under this Article XII (the "Indemnified Party") shall give notice to the other party hereto (the "Indemnifying Party") of such action. The failure of the Indemnified Party to give such notice to the Indemnifying Party will not relieve the Indemnifying Party of any liability hereunder unless it was prejudiced thereby, nor will it relieve it of any Liability which it may have other than under this Article XI.

              (b) Upon receipt of a notice of a Third Party Action, the Indemnifying Party shall have the right, at its option and at its own expense, to participate in and be present at the defense of such Third Party Action, but not to control the defense, negotiation or settlement thereof, which control shall remain with the Indemnified Party, unless the Indemnifying Party makes the election provided in paragraph (c) below.

              (c) By written notice within 20 days after receipt of a notice of a Third Party Action, an Indemnifying Party may elect to assume control of the defense, negotiation and settlement thereof, with counsel reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnifying Party agrees (a) to promptly indemnify the Indemnified Party for its expenses to date, and (b) to hold the Indemnified Party harmless from and against any and all Losses caused by or arising out of any settlement of the Third Party Action approved by the Indemnifying Party or any judgment in connection with that Third Party Action. The Indemnifying Party shall not in the defense of the Third Party Action enter into any settlement which does not include as a term thereof the giving by the third party claimant of an unconditional release of the Indemnified Party, or consent to entry of any judgment except with the consent of the Indemnified Party.

              (d) Upon assumption of control of the defense of a Third Party Action under paragraph (iii) above, the Indemnifying Party will not be liable to the Indemnified Party hereunder for any legal or other expenses subsequently incurred in connection with the defense of the Third Party Action, other than reasonable expenses of investigation.

              (e) If the Indemnifying Party does not elect to control the defense of a Third Party Action under paragraph (c), the Indemnifying Party shall promptly reimburse the Indemnified Party for expenses incurred by the Indemnified Party in connection with defense of such Third Party Action, as and when the same shall be incurred by the Indemnified Party.

              (f) Any party who has not assumed control of the defense of any Third Party Action shall have the duty to cooperate with the party which assumed such defense.

       11.4   Miscellaneous.

              (a) Either party hereto shall be entitled to indemnification hereunder notwithstanding the fact that the matter giving rise to the applicable liability, payment, obligation or expense was previously disclosed in writing to the Indemnified Party prior to the Closing Date.

              (b) If any Loss is recoverable under more than one provision hereof, the Indemnified Party shall be entitled to assert a claim for such Loss until the expiration of the longest period of time within which to assert a claim for Loss under any of the provisions which are applicable.

              (c) Seller, Shannon and the shareholders shall have no liability to Buyer under Section 11.1 until Losses exceed $25,000 in the aggregate, at which time Seller, Shannon and the Shareholders shall be liable and responsible for any and all Losses in excess of $25,000 in the aggregate.

                                  ARTICLE XII
                                 MISCELLANEOUS

       12.1 Termination of Agreement. This Agreement may be terminated at any time on or prior to the Closing Date: (a) by the mutual consent of Seller and Buyer; (b) by either Buyer or Seller if the Closing has not occurred on or before September 3, 1997, unless such date is extended by Buyer, in which case the Closing shall not have occurred on or before September 15, 1997; or (c) by Buyer at any time prior to five (5) days after Seller has supplied all of the requested due diligence materials to Buyer if Buyer, prior to such date, determines in its sole discretion that the results of its due diligence investigation of Seller is in any way unsatisfactory. A termination pursuant to this Section 12.1 shall not relieve any Party of any liability it otherwise has for a breach of this Agreement. As a condition to any termination by Buyer hereunder, all information and materials relating to the Business and to which Buyer obtained access during the negotiations leading to, or following, execution of this Agreement, and any other writings containing excerpts of such materials or information, and any or all copies thereof, shall be delivered to Seller.

       12.2 Expenses. Each party hereto shall bear all of its expenses incurred in connection with the transactions contemplated by this Agreement, including without limitation, accounting and legal fees incurred in connection herewith.

       12.3 Preservation of Records. Buyer shall preserve and make available (including the right to inspect and copy) to Seller, its attorneys and accountants, for a reasonable period of time from and after the Closing Date (but in any event at least until all applicable statutes of limitation with respect to audits by taxing authorities have expired) and during normal business hours, such of the books, records, files, correspondence, memoranda and other documents transferred pursuant to this Agreement as Seller may reasonably require in connection with any legitimate purpose, including, but not limited to, the preparation of tax reports and returns and the preparation of financial statements and Buyer shall at its own expense cause its employees to fully cooperate and to provide such reasonable assistance as may be requested by Seller. Buyer shall notify Seller prior to the destruction of such records and shall offer to return such records to the Seller.

       12.4 Non-Assignable Contracts. Nothing contained in this Agreement shall be construed as an assignment or an attempted assignment of any Contract which is by law nonassignable without the consent of the other party or parties thereto, unless such consent shall be given.

       12.5 Further Assurances. From time to time prior to, on and after the Closing Date, each party hereto will execute all such instruments and take all such actions as any other party, being advised by counsel, shall reasonably request, without payment of further consideration, in connection with carrying out and effectuating the intent and purpose hereof and all transactions and things contemplated by this Agreement, including without limitation the execution and delivery of any and all confirmatory and other instruments in addition to those to be delivered on the Closing Date, and any and all actions which may reasonably be necessary or desirable to complete the transactions contemplated hereby. The parties shall cooperate fully with each other and with their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement.

       12.6 Risk of Loss. The risk of loss, damage or destruction to any of the Assets to be transferred to Buyer hereunder from fire or other casualty or cause shall be borne by Seller at all times up to the time of the Closing, and, subject to the provisions of this Section 12.6, it shall be the responsibility of Seller to repair or cause to be repaired and to restore the property to its condition prior to any such loss, damage, or destruction. In the event of any such loss, damage or destruction in excess of $250,000, then Seller may elect to terminate this Agreement without any liability to it, unless Buyer elects to take the damaged property "as is" and an assignment of any insurance proceeds. In the event of any such loss, damage, or destruction, the proceeds of any claim for any loss, payable under any insurance policy with respect thereto, shall be used to repair, replace, or restore any such property to its former condition, subject to the conditions stated below. It is expressly understood and agreed that, in the event of any loss or damage to any of the Assets to be sold hereunder from fire, casualty or other causes prior to the close of business on the day before the Closing Date, Seller shall notify Buyer of same in writing immediately. Such notice shall specify with particularity the loss or damage incurred, the cause thereof (if known or reasonably ascertainable), and the insurance coverage. In the event that the property is damaged in an amount estimated by the parties in good faith to exceed $250,000, and is not completely repaired, replaced or restored on or before the Closing Date, the Buyer at its sole option and with no other recourse against Seller in respect of such loss, damage or destruction: (a) may elect, subject to Seller's right to terminate as referred to above, to postpone Closing until such time as the property has been completely repaired, replaced or restored to the reasonable satisfaction of Buyer, (b) may elect to consummate the Closing and accept the property in its then condition, in which event Seller shall pay to Buyer all proceeds of insurance and assign to Buyer the right to any unpaid proceeds; or
(c) terminate this Agreement without liability to either party.

       12.7 Survival of Representations and Warranties and Indemnities. All covenants, agreements, representations and warranties of the parties under this Agreement, in any Disclosure Memorandum, and any schedule or certificate or other document delivered pursuant hereto shall survive the Closing.



                                  ARTICLE XIII
                               DISPUTE RESOLUTION

       13.1 Direct Discussion. In the event of any dispute, claim, question, or disagreement arising out of or relating to this Agreement (a "Dispute"), the parties involved in such Dispute shall use their best efforts to settle such Dispute. To this effect, senior management of the parties involved shall consult and negotiate with each other in good faith to attempt to reach a just and equitable solution satisfactory to both parties.

       13.2 Arbitration. In the event that the Dispute cannot be settled under Section 13.1 above, the Dispute shall be submitted to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and the procedures set forth below. In the event of any inconsistency between the Rules of the American Arbitration Association and the procedures set forth below, the procedures set forth below shall control. Judgment upon the award rendered by the arbitrators may be enforced in any court having jurisdiction thereof.

              (a) Location. The location of the arbitration shall be in San Diego County, California.

              (b) Selection of Arbitrators. The arbitration shall be conducted by a panel of three neutral arbitrators who are independent and disinterested with respect to the parties, this Agreement, and the outcome of the arbitration. Each party shall appoint one neutral arbitrator, and these two arbitrators so selected by the parties shall then select the third arbitrator. If one party has given written notice to the other party as to the identity of the arbitrator appointed by the party, and the party thereafter makes a written demand on the other party to appoint its designated arbitrator within the next thirty days, and the other party fails to appoint its designated arbitrator within thirty-one days after receiving said written demand, then the arbitrator who has already been designated shall appoint the other two arbitrators.

              (c) Discovery. Unless the parties mutually agree in writing to some additional and specific pre-hearing discovery, the only pre-hearing discovery shall be (a) reasonably limited production of relevant and non-privileged documents, and (b) the identification of witnesses to be called at the hearing, which identification shall give the witness's name, general qualifications and position, and a brief statement as to the general scope of the testimony to be given by the witness. The arbitrators shall decide any disputes and shall control the process concerning these pre-hearing discovery matters. Pursuant to the Rules of the American Arbitration Association, the parties may request the arbitrator or other person authorized by law to subpoena witnesses and documents for presentation at the hearing.

              (d) Case Management. Prompt resolution of any dispute is important to the parties; and the parties hereto agree that the arbitration of any dispute shall be conducted expeditiously. The arbitrators are instructed and directed to assume case management initiative and control over the arbitration process (including scheduling of events, pre-hearing discovery and activities, and the conduct of the hearing), in order to complete the arbitration as expeditiously as is reasonably practical for obtaining a just resolution of the Dispute.

              (e) Legal Representation. Counsel to the parties in connection with the negotiation of and consummation of the transactions under this Agreement shall be entitled to represent their respective party in any and all proceedings under this Section 13.2 or in any other proceeding. Seller and Buyer, respectively, waive the right and agree they shall not seek to disqualify any such counsel in any such proceeding for any reason, including but not limited to the fact such counsel or any member thereof may be a witness in any such proceeding or possess or have learned of information of a confidential or financial nature of the party whose interests are adverse to the party represented by such counsel in any such proceeding.

              (f) Remedies. The arbitrators may grant any legal or equitable remedy or relief that the arbitrators deem just and equitable, to the same extent that remedies or relief could be granted by a state or federal court, provided however, that no punitive damages may be awarded. The decision of any two of the three arbitrators appointed shall be binding upon the parties.

              (g) Expenses. The expenses of the arbitration, including the arbitrators' fees, expert witness fees, and attorney's fees, may be awarded to the prevailing party, in the discretion of the arbitrators, or may be apportioned between the parties in any manner deemed appropriate by the arbitrators. Unless and until the arbitrators decide that one party is to pay for all (or a share) of such expenses, both parties shall share equally in the payment of the arbitrators' fees as and when billed by the arbitrators.

              (h) Confidentiality. Except as set forth below, the parties shall keep confidential the fact of the arbitration, the dispute being arbitrated, the decision of the arbitrators, and any documents produced by the parties in the course of the arbitration. Notwithstanding the foregoing, the parties may disclose information about the arbitration to persons who have a need to know, such as directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be directly affected. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then the prevailing party may, notwithstanding the foregoing, disclose information about the arbitration only to the extent necessary to obtain judicial enforcement of the award.


                                  ARTICLE XIV
                               GENERAL PROVISIONS

       14.1 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective representative, successors and assigns.
No party hereto may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other party, and any such attempted assignment or delegation without such consent shall be void. Seller agrees not to unreasonably withhold its consent to any assignment by Buyer of its rights hereunder prior to Closing to a corporation or other entity controlled by Buyer, provided that (a) such assignee will assume all obligations of Buyer hereunder, without Buyer being released, and (b) such assignment will not, in Seller's reasonable judgment, delay in any material way or make more doubtful the Closing.

       14.2 Amendments; Waivers. The terms, covenants, representations, warranties and conditions of this Agreement may be changed, amended, modified, waived, discharged or terminated only by a written instrument executed by the party waiving compliance. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right of such party at a later date to enforce the same. No waiver by any party of any condition or the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

       14.3 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing (which shall include notice by telex or facsimile transmission) and shall be deemed to have been duly made and received when personally served, or when delivered by Federal Express or a similar overnight courier service, expenses prepaid, or, if sent by telex, graphic scanning or other facsimile communications equipment, delivered by such equipment, addressed as set forth below:


              (a)    If to Buyer, then to:

                     Southwestern Ice, Inc.
                     8572 Katy Freeway
                     Houston, Texas 77024
                     Attn:  A. J. Lewis, III, President
                     Fax:  (713) 464-4681
                     With a copy to:

                     Robert G. Copeland, Esq.
                     Luce, Forward, Hamilton & Scripps
                     600 West Broadway, Suite 2600
                     San Diego, California 92101
                     Fax:  (619) 645-5332
                     and to:

                     Alan Schoenbaum, Esq.
                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                     1500 Nations Bank Plaza
                     300 Convent Street
                     San Antonio, Texas 78205
                     Fax:  (210) 224-2035

              (b)    If to Seller, then to:

                     Carlos Shannon
                     921 Windflower Way
                     San Diego, California 92108
                     Fax:  (___)  _____________

              (c)    If to Shannon, then to:

                     Carlos Shannon
                     921 Windflower Way
                     San Diego, California 92108
                     Fax:  (___)  _____________

              (d)    With a copy to:

                     Barry Ruderman, Esq.
                     Weeks, Rathbone, Robertson & Johnson
                     225 Broadway, Suite 1515
                     San Diego, California 92101
                     Fax:  (619) 238-0257

Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 14.3 providing for the giving of notice.

       14.4 Announcements. Neither party shall make any written or other announcement regarding this Agreement or any of its terms without the prior written consent of the other party.

       14.5 Non-Disclosure of Purchase Price. Seller and Buyer shall keep confidential the amount of and payment terms of the Purchase Price. Notwithstanding the foregoing, either party may disclose the terms of the Purchase Price to persons who have a need to know, such as directors, trustees, management, investors, attorneys, lenders, accountants or insurers.

       14.6 Captions. The captions of Articles and Sections of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

       14.7 Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of California.

       14.8 Entire Agreement. This Agreement and the other documents delivered hereunder constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and supersedes all prior agreements, understandings, inducements or conditions, express or implied, oral or written, relating to the subject matter hereof, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof.

       14.9 Execution; Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized signatories, all as of the day and year first above written.


SHAREHOLDERS:                        SOUTHWESTERN ICE, INC., a Texas corporation

    /s/ Carlos Shannon
----------------------------
Carlos Shannon                       By:     /s/ A. J. Lewis, III
                                         ---------------------------------------
                                            A. J. Lewis, III, President
    /s/ Linda Shannon
----------------------------
Linda Shannon                        CMC ICE, INC., a California corporation

                                     By:    /s/ Carlos Shannon
                                         ---------------------------------------
                                            Carlos Shannon, President


                                        /s/ Carlos Shannon
                                     -------------------------------------------
                                     Carlos Shannon

                                   EXHIBIT A


                             Property and Equipment
                (Separately Identifying that of Carlos Shannon)





                                   EXHIBIT A

                                  EXHIBIT A-1


                              Accounts Receivable





                                  EXHIBIT A-1

                                  EXHIBIT A-2


                           Purchase Price Allocation



  CMC ICE, INC.
  -------------

 All Assets, Property and Equipment other than
 Goodwill and the name "CMC Ice"                                    $103,920


 Goodwill and name "CMC Ice"                                        $311,080


 A/R                                                              $269,040.26


 CARLOS SHANNON
 --------------
 Property and Equipment                                             $20,000





                                  EXHIBIT A-2

                                  EXHIBIT A-3


            Authorized Third Party Payments and Section 1.9 Deposit
                            (Procedures and Payees)


       This Exhibit sets forth the creditors of Seller, Shannon and the Shareholders, related to the Business ("Payees"), to whom direct payment of funds (payable to Seller and Shannon as part of the Purchase Price) shall be made at the Closing by Buyer. Buyer shall receive dollar for dollar credit on the Purchase Price for every dollar disbursed to a Payee pursuant to the Agreement and this Exhibit. Unless waived in writing by Buyer, it shall be a condition of payment to any Payee by Buyer at Closing (other than the Section
1.9 Deposit) that such Payee release its claims and liens against the Business, the Property and Equipment, and Seller, and acknowledge in writing payment represents payment in full of all sums due it from Seller or Shannon. Nothing contained in the Agreement or in this Exhibit is intended by a party to the Agreement to create or confer a benefit on any person other than a party to the Agreement, no such benefit shall be deemed to have been conferred on any person other than a party to the Agreement and the Agreement and this Exhibit A-3 shall be so interpreted.

       The amounts show due to Payees herein are Seller's and Shannon's closest, best estimates of the amounts due said Payees as of the date hereof. The actual amount to be directly disbursed by Buyer to a Payee shall be agreed to by Buyer and Seller at the Closing and prior to disbursement. Disbursements to Payees shall be an express condition to Buyer's obligation to close unless waived in writing by Buyer.


-----------------------------------------------------------------------------------------
         PAYEE                                     AMOUNT               METHOD OF PAYMENT
         -----                                     ------               -----------------
-----------------------------------------------------------------------------------------
 IRS DEMAND                                      209,740.49           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 IRS JULY 1997 941                                 9,354.90           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 IRS AUGUST 1997 (EST) 941                         9,400.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 IRS FUTA 940 1ST QTR 1997                           914.78           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 IRS FUTA 940 2ND QTR 1997                           593.64           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 IRS FUTA 940 AUGUST 1997 (EST)                       81.61           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 IRS 1996 INDIVIDUAL TAX                          21,424.50           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 IRS 1997 IND. ESTIMATE                           12,000.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------





                                  EXHIBIT A-3

-----------------------------------------------------------------------------------------
           PAYEE                                   AMOUNT             METHOD OF PAYMENT
           -----                                   ------             -----------------
-----------------------------------------------------------------------------------------
 FRANCHISE TAX BOARD 1996                          2,212.80           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 FRANCHISE TAX BOARD 1997                            845.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 FRANCHISE TAX BOARD INV 1996                      8,448.16           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 FRANCHISE TAX BOARD INV 1997                      4,000.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 EDD STATEMENT DATED 8/15/97                      65,631.59           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 EDD 1996 DE7                                     22,862.50           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 EDD 1997 1ST QTR                                  8,066.85           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 EDD 1997 2ND QTR                                  5,820.65           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 EDD JULY 1997                                       884.46           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 EDD AUGUST 1997 (EST)                               875.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 ACCOUNTS PAYABLE  (1)                           164,764.34           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 RYDER                                             6,500.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 PAYROLL NET SEPT 4TH  (2)                        13,000.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 MARY BROWN  (3)                                  20,714.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 CCC  (4)                                         15,000.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 ICE LEASE                                        50,000.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 LEGAL
-----------------------------------------------------------------------------------------
 SCOTT BRUNELL  (5)                               15,000.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 DAVID WEISS                                       9,000.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------





                                  EXHIBIT A-3

-----------------------------------------------------------------------------------------
                      PAYEE                         AMOUNT            METHOD OF PAYMENT
                      -----                         ------            -----------------
-----------------------------------------------------------------------------------------
 UNION ICE  (6)                                    5,000.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 PALOMAR ICE                                      58,000.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 JEFF SANTOS  (7)                                 11,500.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 DRAKCO  (7)                                       1,850.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 INDEX WEST  (7)                                   3,923.24           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 MRS PENNEL  (7)                                      10.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 SALES TAX DUE  (8)                               33,000.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 SALES TAX AUGUST                                  4,265.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 USE TAX ON SALE                                  15,425.00           CASHIERS CHECK
-----------------------------------------------------------------------------------------
 A ALASKA  (9)                                    10,508.00           CLIENT TRUST CHECK
-----------------------------------------------------------------------------------------
 SECTION 1.9 DEPOSIT                             ANY BALANCE          CLIENT TRUST CHECK
 TO PACKAGED ICE, INC. AS "ESCROW AGENT"
-----------------------------------------------------------------------------------------



Notes:

1.     Listing to be Provided.
2.     Listing to be Provided.
3.     Requires UCC-3 and Release.
4.     Requires Release.
5.     Requires Satisfaction of Judgment and Release.
6.     Requires Release.
7.     Requires Release.
8.     Final Amount Open.
9.     Listing to be Provided.





                                  EXHIBIT A-3

                                   EXHIBIT B


                            COVENANT NOT TO COMPETE

       This COVENANT NOT TO COMPETE ("Covenant") is made and effective on ___________, 1997, by and between Southwestern Ice, Inc., a Texas corporation ("Company"), and CMC Ice, Inc., a California corporation ("CMC") and is made with reference to the following facts:

       A. The Company and CMC have entered into an Asset Purchase Agreement (the "Agreement"), providing for the Company to purchase substantially all of the assets relating to the ice business of CMC.

       B. The Company is unwilling to enter into the Agreement unless CMC agrees to execute this Covenant.

       NOW, THEREFORE, in consideration of the premises and mutual covenants, representations and warranties contained herein and in the Agreement, the parties agree as follows:

       1.     NON-COMPETITION.

              (a) Covenant Not To Compete. CMC shall not at any time within the five (5) year period immediately following the date of this Covenant ("Restricted Period), directly or indirectly, in any territory in the United States or any foreign country in which the Company (collectively, the "Company Entities") are doing business or have actually investigated doing business or where their products are sold as of the date hereof:

                            (i)  engage in, or have any interest in any person,
firm, corporation, or business (whether as a shareholder, creditor, partner, consultant, holder of any beneficial interest or otherwise other than as a beneficial holder of not more than 5 percent of the outstanding voting stock of a company having at least 500 holders of voting stock) that engages in the business of producing, selling or distributing ice, which on the date hereof is conducted by the Company Entities (the "Business"), as long as the Company Entities, or any transferee of all or substantially all of the assets or stock of any of the Company Entities ("Transferee"), shall engage in the Business or similar activity during such Restricted Period;

                            (ii)   attempt to hire any person who is employed
by the Company Entities, assist in the hiring by any other entity or person of any person who is at the time employed by the Company Entities or encourage any such employee to terminate his or her relationship with the Company Entities; or

                            (iii)  solicit or encourage any customer of the
Company Entities to terminate its relationship with the Company Entities or to conduct with any other person any business that such customer conducts with the Company Entities.





                                   EXHIBIT B

              (b) Rights and Remedies Upon Breach. If CMC commits a breach of, or threatens to commit a breach of, Section 1(a) the Company shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

              (c) Specific Performance. CMC recognizes and agrees that any violation of Section 1(a) may not be reasonably or adequately compensated in damages and that, in addition to any other relief to which the Company may be entitled by reason of such violation, the Company shall also be entitled to permanent and temporary injunctive and equitable relief and, pending determination of any dispute with respect to such violation, no bond or security shall be required in connection therewith. Without limiting the generality of the foregoing, CMC specifically acknowledges that a showing by the Company of any breach of any provision of Section 1(a) shall constitute, for the purposes of all judicial determinations of the issue of injunctive relief, conclusive proof of all of the elements necessary to entitle the Company to interim and permanent injunctive relief against CMC with respect to such breach. If any dispute arises with respect to Section 1(a) without limiting in any way any other rights or remedies to which the Company may be entitled, CMC agrees that Section 1(a) shall be enforceable by a decree of specific performance.

              (d) Severability of Covenants. If any part of this Section 1 is held by a court of competent jurisdiction or any other governmental authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of such provision shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and such court or authority shall be empowered to substitute, to the extent enforceable, provisions similar thereto or other provisions so as to provide to the Company the benefits intended by such provisions, to the fullest extent permitted by applicable law.

       2.     PERMITTED ACTIVITIES.   Provided one hundred percent (100%) of
his requirements for block ice are purchased from Company Entities at their standard prices for block ice, CMC may engage in the following activities only within the territories in which such activities are otherwise forbidden to CMC under the introductory clause to Section 1(a) above:

              (a) The fulfillment of supply contracts for block ice related to pier construction at U.S. government facilities; and

              (b) The manufacture of artificial snow utilizing block ice for snowboarding ramps.

       3. TERM. The term of this Covenant is to be five (5) years from the date of this Covenant.

       4. ASSIGNMENT. No rights under this Covenant shall be assignable nor duties delegable by either party, except that the Company may assign and delegate any of its rights and duties hereunder to a Transferee. Nothing contained in this Covenant is intended to confer upon any person





                                   EXHIBIT B
or entity, other than the parties hereto, their successors in interest and Transferees, any rights or remedies under or by reason of this Covenant unless expressly so stated to the contrary.

       5. CONSTRUCTION. This Covenant shall be construed and enforced in accordance with the laws of the State of California.

       6. SUCCESSORS AND ASSIGNEES. All covenants, representations, warranties and agreements of the parties contained herein shall be binding upon and inure to the benefit of their respective heirs, executors, administrators, personal representatives, successors, and Transferees.

       7. UNENFORCEABILITY. It is the intention of the parties hereto that the provisions of this Covenant shall be enforced to the fullest extent permissible under all applicable laws and public policies, but that the unenforceability or the modification to conform with such laws or public policies of any provision hereof shall not render unenforceable or impair the remainder of the Covenant. Accordingly, if any provision shall be determined to be invalid or unenforceable either in whole or in part, this Covenant shall be deemed amended to delete or modify, as necessary, the invalid or unenforceable provisions to alter the balance of this Covenant in order to render the same valid and enforceable.

       8. COUNTERPARTS. This Covenant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

       9. ATTORNEYS' FEES. If an action is instituted to enforce any of the provisions of this Covenant, the prevailing party in such action shall be entitled to recover from the losing party its or his reasonable attorneys' fees and costs as set by the court.

       10. NOTICES. Any notice required or permitted to be given under this Covenant shall be sufficient if such notice is in writing, delivered personally or sent by registered or certified mail, return receipt requested, addressed as follows:

To CMC :             CMC Ice Co.
                     Carlos Shannon
                     921 Windflower Way
                     San Diego, California 92108

With a copy to:
                     Barry Ruderman, Esq.
                     Weeks, Rathbone, Robertson & Johnson
                     225 Broadway, Suite 1515
                     San Diego, California 92101





                                   EXHIBIT B

To the Company:
                     Southwestern Ice, Inc.
                     8572 Katy Freeway
                     Houston, Texas 77024
                     Attn:  A.J. Lewis, III, President

With a copy to:      Robert G. Copeland, Esq.
                     Luce, Forward, Hamilton & Scripps LLP
                     600 West Broadway, Suite 2600
                     San Diego, California 92101

       and to:       Alan Schoenbaum, Esq.
                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                     1500 Nations Bank Plaza
                     300 Convent Street
                     San Antonio, Texas 78205


       Notice shall be deemed given on the date of personal delivery or the date it is placed, postage prepaid, in a depository for United States Mail located within the State of California.

       11. ENTIRE AGREEMENT. This Covenant contains the entire agreement of the parties with respect to CMC's non-competition. This Covenant supersedes all other agreements whether oral or in writing, hereto before made or existing between the Company and CMC relating to CMC's non-competition. This Covenant may not be changed orally, but may be changed only by an agreement in writing signed by the party against whom enforcement of any change, modification, extension, waiver or discharge is sought.

       12. WAIVER. The waiver by either party of a breach of any provision of this Covenant shall not operate or be construed as a waiver of any subsequent breach.



CMC::                                        COMPANY:

CMC ICE, INC., a California corporation      SOUTHWESTERN ICE, INC., a Texas
                                             corporation


By:                                          By:
     -------------------------------------        ------------------------------
        Carlos Shannon, President                   A. J. Lewis, III, President





                                   EXHIBIT B

                                   EXHIBIT C


                            COVENANT NOT TO COMPETE

       This COVENANT NOT TO COMPETE ("Covenant") is made and effective on _________, 1997, by and between Southwestern Ice, Inc., a Texas corporation ("Company"), and Carlos Shannon ("Shannon") and is made with reference to the following facts:

       A. The Company and CMC Ice, Inc. ("CMC") have entered into an Asset Purchase Agreement (the "Agreement") providing for the Company to purchase substantially all of the assets of CMC which are used to produce, store and distribute ice in San Diego County, California.

       B.     Shannon is the principal shareholder of CMC.

       C. The Company is unwilling to enter into the Agreement unless Shannon agrees to execute this Covenant.

       NOW, THEREFORE, in consideration of the premises and mutual covenants, representations and warranties contained herein and in the Asset Purchase Agreement, the parties agree as follows:

       1.   NON-COMPETITION.

            (a) Covenant Not To Compete. Except as an employee or consultant of the Company, Shannon agrees that he will not at any time within the five (5) year period immediately following the date of this Covenant ("Restricted Period), directly or indirectly, in the California counties of San Diego, Los Angeles, Orange, Riverside and Imperial:

                            (i)  engage in, or have any interest in any person,
firm, corporation, or business (whether individually or as an employee, officer, director, agent, shareholder of a corporation, creditor, partner, consultant, holder of any beneficial interest or otherwise other than as a beneficial holder of not more than 5 percent of the outstanding voting stock of a company having at least 500 holders of voting stock) that engages in the business of producing, selling or distributing ice, which on the date hereof is conducted by the Company (the "Business"), as long as the Company, or any transferee of all or substantially all of the assets or stock of the Company ("Transferee"), shall engage in the Business or similar activity during such Restricted Period;

                            (ii)   attempt to hire any person who is employed
by the Company, assist in the hiring by any other entity or person of any person who is at the time employed by the Company or encourage any such employee to terminate his or her relationship with the Company; or





                                   EXHIBIT C

                            (iii)  solicit or encourage any customer of the
Company to terminate its relationship with the Company or to conduct with any other person any business that such customer conducts with the Company.

              (b) Rights and Remedies Upon Breach. If Shannon commits a breach of, or threatens to commit a breach of, Section 1(a) the Company shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

              (c) Specific Performance. Shannon recognizes and agrees that any violation of Section 1(a) may not be reasonably or adequately compensated in damages and that, in addition to any other relief to which the Company may be entitled by reason of such violation, the Company shall also be entitled to permanent and temporary injunctive and equitable relief and, pending determination of any dispute with respect to such violation, no bond or security shall be required in connection therewith. Without limiting the generality of the foregoing, Shannon specifically acknowledges that a showing by the Company of any breach of any provision of Section 1(a) shall constitute, for the purposes of all judicial determinations of the issue of injunctive relief, conclusive proof of all of the elements necessary to entitle the Company to interim and permanent injunctive relief against Shannon with respect to such breach. If any dispute arises with respect to Section 1(a) without limiting in any way any other rights or remedies to which the Company may be entitled, Shannon agrees that Section 1(a) shall be enforceable by a decree of specific performance.

              (d) Severability of Covenants. If any part of this Section 1 is held by a court of competent jurisdiction or any other governmental authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of such provision shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and such court or authority shall be empowered to substitute, to the extent enforceable, provisions similar thereto or other provisions so as to provide to the Company the benefits intended by such provisions, to the fullest extent permitted by applicable law.

       2.     PERMITTED ACTIVITIES.   Provided one hundred percent (100%) of
his requirements for block ice are purchased from Company Entities at their standard prices for block ice, Shannon may engage in the following activities only within the territories in which such activities are otherwise forbidden to Shannon under the introductory clause to Section 1(a) above:

              (a) The fulfillment of supply contracts for block ice related to pier construction at U.S. government facilities; and

              (b) The manufacture of artificial snow utilizing block ice for snowboarding ramps.

       3. TERM. The term of this Covenant is to be five (5) years from the date of this Covenant.





                                   EXHIBIT C

       4. ASSIGNMENT. No rights under this Covenant shall be assignable nor duties delegable by either party, except that the Company may assign and delegate any of its rights and duties hereunder to a Transferee. Nothing contained in this Covenant is intended to confer upon any person or entity, other than the parties hereto, their successors in interest and Transferees, any rights or remedies under or by reason of this Covenant unless expressly so stated to the contrary.

       5. CONSTRUCTION. This Covenant shall be construed and enforced in accordance with the laws of the State of California.

       6. SUCCESSORS AND ASSIGNEES. All covenants, representations, warranties and agreements of the parties contained herein shall be binding upon and inure to the benefit of their respective heirs, executors, administrators, personal representatives, successors, and Transferees.

       7. UNENFORCEABILITY. It is the intention of the parties hereto that the provisions of this Covenant shall be enforced to the fullest extent permissible under all applicable laws and public policies, but that the unenforceability or the modification to conform with such laws or public policies of any provision hereof shall not render unenforceable or impair the remainder of the Covenant. Accordingly, if any provision shall be determined to be invalid or unenforceable either in whole or in part, this Covenant shall be deemed amended to delete or modify, as necessary, the invalid or unenforceable provisions to alter the balance of this Covenant in order to render the same valid and enforceable.

       8. COUNTERPARTS. This Covenant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

       9. ATTORNEYS' FEES. If an action is instituted to enforce any of the provisions of this Covenant, the prevailing party in such action shall be entitled to recover from the losing party its or his reasonable attorneys' fees and costs as set by the court.

       10. NOTICES. Any notice required or permitted to be given under this Covenant shall be sufficient if such notice is in writing, delivered personally or sent by registered or certified mail, return receipt requested, addressed as follows:

To Shannon:

                     Carlos Shannon
                     921 Windflower Way
                     San Diego, California 92108





                                   EXHIBIT C

With a copy to:

                     Barry Ruderman, Esq.
                     Weeks, Rathbone, Robertson & Johnson
                     225 Broadway, Suite 1515
                     San Diego, California 92101

To the Company:      Packaged Ice, Inc.
                     8572 Katy Freeway
                     Houston, Texas 77024
                     Attn: A.J. Lewis, III, President

With a copy to:      Robert G. Copeland, Esq.
                     Luce, Forward, Hamilton & Scripps LLP
                     600 West Broadway, Suite 2600
                     San Diego, California 92101

       and to:       Alan Schoenbaum, Esq.
                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                     1500 Nations Bank Plaza
                     300 Convent Street
                     San Antonio, Texas 78205

       Notice shall be deemed given on the date of personal delivery or the date it is placed, postage prepaid, in a depository for United States Mail located within the State of California.

       11. ENTIRE AGREEMENT. This Covenant contains the entire agreement of the parties with respect to Shannon's non-competition. This Covenant supersedes all other agreements whether oral or in writing, hereto before made or existing between the Company and Shannon relating to Shannon's non-competition. This Covenant may not be changed orally, but may be changed only by an agreement in writing signed by the party against whom enforcement of any change, modification, extension, waiver or discharge is sought.

       12. WAIVER. The waiver by either party of a breach of any provision of this Covenant shall not operate or be construed as a waiver of any subsequent breach.



SHANNON:                               COMPANY:

                                       SOUTHWESTERN ICE, INC., a Texas
                                       corporation
------------------------------
Carlos Shannon
                                       By:
                                            -----------------------------------
                                              A. J. Lewis, III, President





                                   EXHIBIT C

                                   EXHIBIT D


                          PLEDGE AND ESCROW AGREEMENT


       This Pledge and Escrow Agreement (this "Escrow Agreement"), dated as of _____________, 1997, is entered into by and among Packaged Ice, Inc., a Texas corporation ("PI") and Southwestern Ice, Inc., a Texas corporation ("SWI"), Carlos Shannon, an individual ("Shannon"), A-Alaska Ice, Inc., a California corporation ("Alaska")and CMC Ice, Inc., a California corporation ("CMC") and PI, as escrow agent and pledgeholder (the 'Escrow Agent'). PI and SWI are respectively parent and wholly own subsidiary and are sometimes herein referred to as the "Texas Parties". Shannon, Alaska and CMC are related parties and are sometimes herein referred to as the "California Parties".

                                   RECITALS:

       A. PI and Alaska have entered into that certain Agreement and Plan of Reorganization dated ___________, 1997 (the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, PI will purchase substantially all of the assets of Alaska and Alaska will receive shares of PI Common Stock, $0.01 par value per share (the "Shares").

       B. SWI, CMC and Shannon have entered into that certain Asset Purchase Agreement dated ____________, 1997, (the "Asset Agreement"). Pursuant to the Asset Agreement, SWI will purchase the ice business assets of CMC including assets owned by Shannon individually and used in the ice business of CMC. Shannon and CMC will receive cash in such sales ("Asset Cash").

       C. Pursuant to each of the Agreements referenced in Recitals A and B, the California Parties and the Texas Parties, as the case may be, have agreed that, at the closings held under each of such Agreements, which are required to be concurrent under the terms of each of said Agreements, (collectively the "Closing"), certain of the California Parties will cause to be deposited into escrow a portion of the consideration received (Shares and Asset Cash) to be received by said California Parties. The Shares and Asset Cash shall be pledged to PI to secure the indemnification of PI, as Buyer under the Reorganization Agreement and SWI, as Buyer under the Asset Agreement, which is provided for in Articles XI of the Reorganization Agreement and Asset Agreement.

       D. It is a condition to the consummation of the transactions contemplated by the Reorganization and Asset Agreements that at or prior to the Closing, this Escrow Agreement be entered into by the parties hereto.

       E. It is understood and agreed that the Shares and Asset Cash pledged hereunder (the "Escrow Fund") to PI shall constitute security for the payment, liquidation or direct satisfaction of indemnity claims ("Claims") for which any of the Texas Parties is entitled to indemnity from and against any of the California Parties under any of the Reorganization Agreement and Asset Agreement, without regard to whether or not the source of the Escrow Fund was received under or pursuant the Agreement under which a Claim is being asserted.

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth and of other good and valuable consideration, the parties hereto agree as follows:

1.     Escrow and Pledge of Shares and Asset Cash; Legend.

       a. Alaska has caused to be delivered to the Escrow Agent a certificate representing 20,000 of Shares in accordance with the Reorganization Agreement. Each Share has been deposited in escrow (the "Escrow") with the Escrow Agent by Alaska and is hereby pledged by Alaska to the Texas Parties. Alaska hereby grants a security interest in such Shares to the Texas Parties (the "Pledge"). On the date hereof Alaska also has delivered to the Escrow Agent stock powers endorsed in blank with respect to the Shares deposited with Escrow Agent. Alaska hereby grants to the Texas Parties a security interest in any Proceeds as defined in Section 2a (iii) below, any additional Shares of which Alaska may acquire ownership by reason of a stock split, subdivision, dividend or other recapitalization with respect to the Shares or any securities which are issued in exchange for or in replacement of the Shares, any and all of which shall be deposited in the Escrow (together with stock powers with respect thereto endorsed in blank), and which shall be subject to the terms hereof and shall become part of the Escrow Fund hereunder.

       b. Each certificate representing any Shares shall have the following legend noted conspicuously thereon:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LIEN IN FAVOR OF THE ISSUER PURSUANT TO THAT CERTAIN PLEDGE AND ESCROW AGREEMENT DATED ______________________, 1997 BY AND AMONG THE ISSUER, A ALASKA ICE, INC., THE SHAREHOLDERS OF A ALASKA ICE, INC. AND THE ISSUER AS ESCROW AGENT AND PLEDGEHOLDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER IMPOSED BY THE ISSUER UNTIL RELEASED FROM SUCH LIEN IN ACCORDANCE WITH THE TERMS OF SUCH PLEDGE AND ESCROW AGREEMENT.

       c. If blank stock powers with respect to Shares registered to Alaska are delivered by the Escrow Agent to PI pursuant to Section 4.a below, Alaska shall promptly deliver or cause to be delivered to the Escrow Agent stock powers endorsed in blank with respect to the remaining Shares pledged hereunder by Alaska (together with stock powers with respect thereto endorsed in blank).





                                   EXHIBIT D

       d.     CMC and Shannon have caused to be delivered to Escrow Agent the
              Section 1.9 Deposit in accordance with the Asset Agreement including Exhibit A-3 thereof. The aforesaid sum has been deposited in the Escrow with the Escrow Agent and is hereby pledged by CMC and Shannonto the Texas Parties. CMC and Shannon hereby grant as security interest in said cash to the Texas parties.

       e. The deposit and Pledge of the Shares by Alaska and the Asset Cash by CMC shall be referred to as the Escrow Fund. The Escrow Agent shall hold the Escrow Fund not as the agent of any of the California Parties, but as pledgeholder with respect to the pledge of same pursuant to this Escrow Agreement. The Escrow Fund shall include the property referred to in Section 1a above and Proceeds as defined in Section 2a(iii) below. The Escrow Fund shall serve to secure the indemnification obligations of the California Parties to the Texas Parties under Article XI respectively of the Reorganization Agreement and the Asset Agreement and Recital E above with respect to a notice of claim (a "Notice of Claim") delivered to any of the California Parties under the Reorganization Agreement and Asset Agreement within one
              (1) year from the date of the Closing. Any Notice of Claim shall be deemed effective when delivered to the California parties and the Escrow Agent within one (1) year from the date of the Closing.

       f. The deposit hereunder by the California Parties shall in no way limit the indemnification obligations of said parties under the Reorganization Agreement or Asset Agreement.

       g. The Escrow Fund shall be available and used to satisfy Claims arising under any of the Reorganization Agreement and Asset Agreement notwithstanding the fact that any portion of the Escrow Fund so used shall have been deposited by one of the California Parties under one of said Agreements under which no indemnification Claim has arisen or is then pending. The California Parties hereby agree that with respect to the use and application of the Escrow Fund, their liabilities and obligations are joint and several and acknowledge that the deposit and Pledge hereunder by them is made on that basis. The California Parties shall have the right of contribution among themselves; however, in pursuing any such right, the California Parties shall not involve or join in any action any of the Texas Parties or seek in any manner, through judicial action or otherwise, to attach, levy or otherwise restrain the disbursement or application of the Escrow Fund.





                                   EXHIBIT D

2.     Restriction on Transferability; Release From Pledge and Escrow;
       Proceeds.

       a. No part of the Escrow Fund shall be released from Escrow and the Pledge except as follows:

       (i)    Upon the later of (a) 120 days from the date of the Closing or
(b) the date upon which all claims in respect of which a Texas Party has submitted Notices of Claim prior to the end of the above-referenced 120 days shall have been disposed of, the Escrow Agent shall release from the Escrow and shall deliver to the order of the California Parties the balance of the Asset Cash, if any, remaining in the Escrow and the Asset Cash shall thereupon cease to be subject to the Pledge and this Escrow Agreement.

       (ii) Upon the later of (a) the first annual anniversary of the date of the Closing or (b) the date upon which all claims in respect of which a Texas Party has submitted Notices of Claim shall have been disposed of, the Escrow Agent shall release from the Escrow and shall deliver to the order of the California Parties the balance of the Shares and Proceeds, if any, remaining in the Escrow, and such Shares and Proceeds shall thereupon cease to be subject to the Pledge and this Escrow Agreement.

       (iii) Any Shares may at any time be released from Escrow and the Pledge, and sold in accordance with applicable laws and subject to applicable legal and contractual transfer restrictions in respect of such Shares if Alaska delivers to the Escrow Agent a Notice to Sell (the "Notice to Sell"), addressed to the Escrow Agent and executed by Alaska, instructing the Escrow Agent to deliver such Shares to a designated broker-dealer with the Notice to Sell which Notice to Sell shall be irrevocable, and a written instruction instructing the designated broker-dealer to dispose of such Shares for the account of Alaska and to return the net proceeds of such disposition ("Proceeds") to the Escrow Agent to be held as part of the Escrow Fund under this Escrow Agreement. Such Proceeds shall be subject to the Pledge and the Escrow Agent shall retain such Proceeds, and if requested by Alaska, shall invest such Proceeds, net of any transaction costs, in any "Cash Equivalent Investment" (as defined below) identified and directed in writing by Alaska for the account of Alaska and all interest or dividends earned thereon shall be paid quarterly to Alaska. The Escrow Agent shall apply such Proceeds to the satisfaction of claims in accordance with Section 4 for so long as the Shares from which such Proceeds derived would have been a part of the Escrow Fund and subject to this Escrow Agreement and, at the time that such Shares would have ceased to be subject to the Pledge and this Escrow Agreement, the Escrow Agent shall disburse such Proceeds to the order of the Alaska. "Cash Equivalent Investment" shall mean
(a) United States dollars; (b) any evidence of indebtedness, maturing in not more than one year, insured or guaranteed by the government of the United States; (c) commercial paper, maturing not more than nine months from the date of issue and rated at least A-1 by the Standard & Poor's Corporation or P-1 by Moody's Investor Services, Inc., issued by a corporation organized under the laws of any State of the United States of America or the District of Columbia; and (d) any certificate of deposit or acceptance, maturing in not more than one year, issued by a commercial banking institution which is a member of the Federal Reserve System and which has a combined capital and surplus and undivided profits of not less than $100,000,000.





                                   EXHIBIT D

       (iv) With the prior approval of the Texas Parties, upon the written request of the California Parties, the Escrow Fund may be disbursed to pay claims, debts and obligations of any of the California Parties.

       b. With respect to all Shares released from the Pledge and Escrow, PI shall promptly (or shall cause the transfer agent for its common stock to) issue replacement certificates representing such released Shares, not bearing the legend set forth in Section 1.b above, in exchange for the legended certificates representing such released Shares.

3.     Requirements for Notice of Claim.

       a. Details of Claim. Any Notice of Claim filed by a Texas Party shall specify in reasonable detail the facts and circumstances of the claim; the basis on which a California Party is believed to have liability therefor; and the estimated amount of loss alleged to have been suffered or liability incurred by the Texas Party as a result thereof. Such estimates of loss or liability (while not binding on the Texas Party) shall be prepared by the Texas Party on a reasoned basis consistent with the facts and circumstances out of which the claim arose.

       b. Holding of Dividends on Certain Shares. From the date of receipt of a Notice of Claim until resolution thereof pursuant to Section 4.7, all cash dividends declared and paid on the Shares shall be deposited in Escrow and shall be retained in the Escrow until resolution of such Claim.

4.     Satisfaction of Claims.

       a. Claims for Indemnification. The following procedures shall prevail as to satisfaction of a Claim for indemnification in favor of the Texas Parties:

       (i) Uncontested Claims. If the Escrow Agent is furnished by the Texas Party with a Notice of Claim, and no notice of objection to such claim (a "Notice of Objection") is furnished by the California Parties to the Escrow Agent within 30 days of the date of receipt of the Notice of Claim by the Escrow Agent (which the Escrow Agent may assume to be the same as the date of receipt of the Notice of Claim by the California Parties); or

       (ii) Agreed Claims. If the Escrow Agent shall have been furnished by the California Parties with a timely Notice of Objection, upon receipt by the Escrow Agent of a notice (a "Notice of Resolution") that the parties have subsequently agreed upon, resolved or compromised the claim specified in the Notice of Claim (which Notice of Resolution shall be executed by the Texas Parties and acknowledged by the California Parties); or





                                   EXHIBIT D

       (iii) Judicial Awards. If the Escrow Agent shall have been furnished by the California Parties with a timely Notice of Objection and shall subsequently be furnished with a copy of an award (an "Award") made by an arbitrator or court of competent jurisdiction with respect to the Claim specified in the Notice of Claim, and upon receipt by the Escrow Agent of an opinion of counsel for Texas Parties to the effect that the time for filing an appeal, an application for correction of the Award or a petition to vacate or correct the Award has passed, and that no such appeal, application or petition has been filed, or that the parties have waived such rights;

thereupon, unless instructed to the contrary by Alaska pursuant to Section 4.b below, the Escrow Agent shall deliver to the Texas Parties that amount of the Escrow Fund which is equal to the amount specified in (i) the Notice of Claim,
(ii) the Notice of Resolution or (iii) the Award, as the case may be.

       The Escrow Agent may deliver cash and/or Shares to the Texas Parties in satisfaction of a Claim. If Shares are to be used to satisfy a Claim, the number of Shares to be delivered shall be that number of Shares, valued at $10.00 per share, which are equal in value to the amount specified in (i) the Notice of Claim, (ii) the Notice of Resolution or (iii) the Award as the case may be.

       b. Alternate Cash Satisfaction of Claim. Alaska may, in its sole discretion, (i) furnish to the Escrow Agent an amount of cash to be applied in partial or full satisfaction of a Claim in respect of which the Escrow Agent is otherwise prepared to satisfy in whole or in part using Shares.

       c. Government Creditor. Notwithstanding Section 4a and b hereof, Escrow Agent is irrevocably authorized and instructed hereby to pay directly the claims of any Government Creditor of any of the California Parties. Escrow Agent shall be entitled to disburse any such payment at any time three (3) business days following the date Escrow Agent is instructed in writing to make such payment by PI, which shall concurrently provide the California Parties with a copy of any such written instruction.

       d. Advance. In the event cash held in the Escrow Fund is insufficient to pay a Claim, PI may, but shall not be obligated to advance the amount of cash necessary to pay any such Claim in full by delivery of cash to Escrow Agent. Thereafter, upon written demand from PI, Escrow Agent shall promptly deliver to PI Shares (up to all Shares) having a value (determined as provided above) equal to the cash so advanced by PI.

5. Cash Dividends and Voting Rights. Subject to Section 3.b, Alaska shall receive all cash dividends declared and paid on Shares throughout the period that Shares are held in the Escrow in the same manner as any other shareholder of PI, which dividends shall at no time be a part of the Escrow or subject to the Pledge. All other distributions in respect of the Shares that are taxable as dividends for Federal income tax purposes shall also be paid directly to Alaska. Alaska shall also retain all voting rights with respect to his Shares during such period.





                                   EXHIBIT D

6.     Concerning the Escrow Agent.

       a. Under no circumstances shall the Escrow Agent be liable to the California Parties for any act it may take in its capacity as Escrow Agent, or for the failure to take any action, or for any damage, loss or expenses suffered or incurred resulting therefrom or in acting hereunder, except only for acts of gross negligence or willful misconduct.

       b. The Escrow Agent may consult with counsel of its choice and may rely in good faith on advice of such counsel.

       c. The California Parties each shall indemnify and hold the Escrow Agent harmless in respect of any and all losses, costs, expenses, liabilities, judgments, assessments, penalties, damages, deficiencies, suits, actions, proceedings or demands, and attorneys fees and expenses incident thereto resulting from any action or refusal to act by the Escrow Agent in accordance with the instructions of any of the California Parties. The Escrow Agent shall promptly notify the California Parties of any asserted liability for which the Escrow Agent would be entitled to indemnification by the California Parties, and the California Parties and their legal representatives shall have, at the election of the California Parties, a right to compromise or defend any such matter involving asserted liability, through counsel of their own choosing, at their expense; provided, however, that the California Parties shall indemnify the Escrow Agent, its officers, employees and agents, against any damage resulting from the failure to pay any claims on all such litigation pending. In the event any of the California Parties undertakes to compromise or defend any such liability, the California Parties shall notify the Escrow Agent in writing promptly of their intention to do so, and the Escrow Agent shall cooperate with the California Parties and their counsel in the compromising of or the defending against any such liabilities or claims, at the expense of the California Parties.

       d. The Escrow Agent may resign from its duties and obligations hereunder by giving at least 30 days advance notice in writing of when such resignation shall take effect. Upon any resignation or discharge of the Escrow Agent, the Texas Parties and California Parties shall jointly designate a new Escrow Agent. If the Texas Parties and California Parties cannot promptly agree upon a new Escrow Agent, a new Escrow Agent shall be appointed by the Presiding Judge of the Superior Court for the County of San Diego upon petition by PI. If the Escrow Agent is served with conflicting demands which cannot be promptly resolved, the Escrow Agent shall interplead the matter by petition in the Superior Court for the County of San Diego, which shall resolve such matter. The parties hereto consent to such proceeding being commenced and shall indemnify and hold the Escrow Agent harmless from any expense or cost including attorneys' fees, incurred in such action.





                                   EXHIBIT D

7. Fees of the Escrow Agent. The Escrow Agent shall charge no fees for its services in acting hereunder.

8.     Miscellaneous.

       a. Successors. This Escrow Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective heirs, executors, successors and assigns.

       b. Amendment, Etc. This Escrow Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized officers or representatives. The failure of any party hereto to enforce at any time any provision of this Escrow Agreement shall in no way be construed to be a waiver of such provision, nor in any way to affect the validity of this Escrow Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Escrow Agreement shall be held to be a waiver of any other or subsequent breach.

       c. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by telecopier (confirmed thereafter by such certified mail) to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

              (a)    if to the Texas Parties or Escrow Agent:

                            Packaged Ice, Inc.
                            8572 Katy Freeway
                            Houston, Texas 77024
                            Attn:  A.J. Lewis, III, President
                            Fax:  (713) 464-4681

                                 With a copy to:

                            Robert G. Copeland, Esq.
                            Luce, Forward, Hamilton & Scripps
                            600 West Broadway, Suite 2600
                            San Diego, CA 92101
                            Fax:  (619) 645-5332





                                   EXHIBIT D
                                and to:

                            Alan Schoenbaum, Esq.
                            Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                            1500 Nations Bank Plaza
                            300 Convent Street
                            San Antonio, Texas 78205
                            Fax:  (210) 224-2035

              (b)    if to the California Parties:

                            Carlos Shannon
                            921 Windflower Way
                            San Diego, California 92108
                            Fax:  (___) ______________

                                     and to:

                            Barry Ruderman, Esq.
                            Weeks, Rathbone, Robertson & Johnson
                            225 Broadway, Suite 1515
                            San Diego, California 92101
                            Fax:  (619) 238-0257

Notice so given shall (in the case of notice so given by mail) be deemed to be given and received on the fifth calendar day after posting and (in the case of notice so given by telecopier or personal delivery) on the date of actual transmission or (as the case may be) personal delivery.

       d. Defined Terms. The Capitalized terms used herein without definition and which are defined in the Reorganization Agreement or Asset Agreement shall have the respective meanings, herein as defined in said agreements.

       e. Captions. The captions appearing in this Escrow Agreement are inserted only as a matter of convenience and as a reference and in no way define, limit or describe the scope or intent of this Escrow Agreement or any of the provisions hereof.

       f. Governing Law. This Escrow Agreement shall be construed and the rights of the parties hereafter shall be governed by the laws of the State of California.

       g. Counterparts. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





                                   EXHIBIT D

       h. Fractional Shares. No fractional shares of the Shares shall be issued or delivered pursuant to any provision of this Escrow Agreement. In making delivery of the Shares to PI or Alaska, the Escrow Agent shall round off any fractional share resulting from any calculation hereunder to the nearer whole share.

       i. Distribution by Consent. Any other provision of this Escrow Agreement to the contrary notwithstanding, the Escrow Agent shall distribute any assets held in Escrow in such manner at such time or times as the Texas and California Parties may, in writing, jointly direct.

       j. Security Agreement. This Escrow Agreement shall constitute a Security Agreement within the meaning of the California Commercial Codes.

       k. Termination. This Escrow Agreement shall terminate when the Escrow Fund has ceased to be subject to this Escrow Agreement.

       l. Tax Identification Number. Each party hereto, except the Escrow Agent, shall provide the Escrow Agent with its Tax Identification Number ("T.I.N.") as assigned by the IRS. All interest and other income earned under the Escrow Agreement shall be allocated and paid as provided hereunder and reported by the recipient to the IRS as having been so allocated and paid.

       IN WITNESS WHEREOF, the parties have executed this Reorganization Agreement as of the date set forth herein.



 A ALASKA ICE, INC.                        SOUTHWESTERN ICE, INC.

 By:                                       By:
    ------------------------------            --------------------------------
 Its:                                      Its:
     -----------------------------             -------------------------------

 CMC ICE, INC.                             PACKAGED ICE, INC.

 By:                                       By:
    ------------------------------            --------------------------------
 Its:                                      Its:
     -----------------------------             -------------------------------

                                           PACKAGED ICE, INC., as Escrow Agent
 --------------------------------
 Carlos Shannon                            By:
                                              --------------------------------
                                           Its:
 --------------------------------              -------------------------------
 Linda Shannon




                                   EXHIBIT D

                                   EXHIBIT E


                              EMPLOYMENT AGREEMENT


       THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into and becomes effective as of ___________, 1997 by and between Southwestern Ice, Inc., a Texas corporation ("Employer"), and Carlos Shannon ("Shannon").

                                    RECITALS

       A. Employer is a corporation authorized to do and is doing business in the State of California.

       B. Employer has recently purchased substantially all of the assets of the ice business of Employee's former employer. Employee has terminated his employment with his former employer. Both Employer and Employee desire that Employee become an employee on a full-time basis for Employer.

                                   AGREEMENT

       IN CONSIDERATION of the promises and of the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

       1. Employment. Employer hereby engages Employee to serve as a General Manager of the Company's CMC ice division (the "CMC Ice Division") and Employee hereby accepts such an engagement upon the terms and conditions set forth herein.

       2. Effective Date and Term. The effective date of this Agreement shall be ________________, 1997, and the term of this Agreement shall begin on the effective date and shall remain in effect until _____________________, 1998, unless terminated earlier pursuant to Paragraph 12.

       3. Duties. Employee is employed to serve as a General Manager and shall perform such duties as are customarily performed by a General Manager and such duties as Employer makes from time to time. As part of Employee's duties, Employee acknowledges and understands that: (a) Employee will devote utmost knowledge and best skill to the performance of his duties; (b) Employee shall devote not less than 150 hours per month to the rendition of such services, subject to absences for customary vacations and for temporary illness; and (c) Employee will not engage in any other gainful occupation which requires his personal attention without the prior written consent of Employer, with the exception that Employee may personally trade in stock, bonds, securities, commodities or real estate investments for his own benefit. Notwithstanding the above, Employee





                                   EXHIBIT E
may devote reasonable time to engage in the Permitted Activities set forth in his Covenant Not to Compete with Employer of even date herewith.

       4. Confidentiality. Employee shall not disclose any information relating to the Employer, its employees or customers, and information regarding the affairs or operations of Employer, including Employer's proprietary information, trade secrets, patents and customer lists, to any third party or parties during or after the term of this Agreement, without the prior written consent of Employer.

       5. Patents and Inventions. Employee agrees that all patents, designs, plans and inventions which Employee discovers, develops, or participates in during the time he is employed by Employer become the exclusive property of Employer.

       6. Limitations on Authority. Without the express written consent from Employer, Employee shall have no apparent or implied authority to:

              a.     Pledge the credit of Employer;

              b. Bind the Employer under any contract, agreement, note, mortgage or otherwise for any obligation;

              c. Release or discharge any debt due to Employer unless the Employer has received the full amount thereof; and,

              d. Sell, mortgage, transfer or otherwise dispose of any assets of the Employer.

       7. Personnel Policies and Procedures. The Employer shall have the authority to establish from time to time personnel policies and procedures to be followed by its employees. Employee agrees to comply with the policies and procedures of the Employer. To the extent any provisions in Employer's personnel policies and procedures differ with the terms of this Agreement, the terms of this Agreement shall apply.

       8. Base Compensation. During the term of this Agreement, Employee shall be paid an annual base salary of $60,000 in twenty-six (26) equal bi-weekly installments.

       9.     Fringe Benefits.

              a. Life Insurance. The Employer shall pay for and provide term life insurance during the term of the Agreement for the benefit of Employee under the company's group life insurance plan.

              b. Health Insurance. The Employer shall provide health insurance pursuant to the existing company health insurance plan.





                                   EXHIBIT E

       10. Expenses. The Employer shall reimburse Employee for reasonable and necessary expenses (including a car or mileage allowance for vehicle expense) incurred by Employee in the ordinary course of business for the Employer, as may be approved from time to time by Employer.

       11. Termination. This Agreement and the employment of Employee shall terminate prior to its expiration date under the following conditions:

              a.     The death of Employee;

              b. The permanent disability of Employee (permanent disability shall exist when Employee suffers from a condition of mind or body that indefinitely prevents him from further performance of his essential job duties); or,

              c. Upon receipt by Employee of written notice from Employer that Employee's employment is being discharged for "good cause". The Employer has "good cause" to discharge Employee if:

                     1. Employee fails or refuses to faithfully and diligently perform the usual and customary duties of his employment which failure or refusal is not cured within 30 days after written notice thereof is given to Employee;

                     2. Employee fails or refuses to comply with the policies, standards and regulations of the Employer which from time to time may be established, which failure or refusal is not cured within 15 days after written notice thereof is given to Employee;

                     3. Employee violates any term or condition of this Agreement and fails to cure the same promptly following written notice from Employer; or

                     4. It is determined that the Employee has conducted himself in an unprofessional, unethical or fraudulent manner, or has acted in a manner detrimental to the reputation, character or standing of Employer.

       12. Compensation Upon Termination. In the event Employee is terminated for good cause, Employee shall be terminated immediately upon notice from Employer of such termination and Employee shall be entitled to receive compensation in the amount equal to two weeks of base compensation. Employee is entitled to no other severance compensation when he is terminated for good cause as defined in paragraph 11(c).

       13. Arbitration/Sole Remedy for Breach of Agreement. In the event of any dispute between Employer and Employee concerning any aspect of the employment relationship, including any disputes upon termination, all such disputes shall be resolved by binding arbitration before a single neutral arbitrator. The arbitrator shall be selected from the American Arbitration Association through its procedures. All rules governing the arbitration shall be the rules as set forth by the American Arbitration Association's Employment Dispute Resolution Rules. The arbitrator is bound





                                   EXHIBIT E
to rule only on whether or not there has been a violation of the terms of this Agreement and to render an award, if any, that is consistent with the terms of this Agreement. Neither party to this Agreement is entitled to any legal recourse or rights or remedies other than those provided within this Agreement. The Employee's sole remedies for claims arising out of his employment, with the exception of Workers' Compensation and state unemployment remedies, are those set forth in this Agreement. In the event of a termination of employment, the arbitrator is limited to a determination of whether or not the discharge was for good cause or for other than good cause. The arbitrator may apportion the costs of the arbitration, including arbitrator's fees, among the parties, but shall have no power to award attorneys' fees. Each party shall be responsible for its own attorneys' fees.

       14. Successors and Assigns. The rights and obligations of the Employer under this Agreement shall enure to the benefit of and shall be binding upon the successors and assigns of Employer. Employee shall not be entitled to assign any of his rights or obligations under this Agreement.

       15. Governing Law. This Agreement shall be interpreted, construed, governed and enforced in accordance to the laws of the State of California.

       16. Amendments. No amendment or modification of the terms or conditions of this Agreement shall be valid unless in writing and signed by the parties hereto.

       17. Separate Terms. Each term, condition, covenant or provision of this Agreement shall be viewed as separate and distinct, and in the event that any such term, covenant or provision shall be held by a court of competent jurisdiction to be invalid, the remaining provisions shall continue in full force and effect.

       18. Waiver. A waiver by either party of a breach of provision or provisions of this Agreement shall not constitute a general waiver, or prejudice the other party's right otherwise to demand strict compliance with that provision or any other provisions in this Agreement.

       19. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient, if in writing, sent by mail to his residence in the case of Employee, or hand delivered to the Employee, or to its principal office in the case of the Employer.

       20. Entire Agreement; Counterparts. Employee acknowledges receipt of this Agreement and agrees that this Agreement represents the entire Agreement with Employer concerning the subject matter hereof, and supersedes any previous oral or written communications, representations, understandings or Agreements with Employer or any agent thereof. Employee understands that no representative of the Employer has been authorized to enter into any Agreement or commitment with Employee which is inconsistent in any way with the terms of this Agreement. This Agreement may





                                  EXHIBIT E
be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

       IN WITNESS HEREOF, the parties have executed this Agreement as of the date set forth above.


                                    Employer:

                                    SOUTHWESTERN ICE, INC., a Texas corporation


                                    By:
                                       -----------------------------------------
                                         A. J. Lewis, III, President


                                    Employee:



                                    --------------------------------------------
                                    Carlos Shannon





                                   EXHIBIT E

                                  EXHIBIT F-1


                                    SUBLEASE


       1. Parties. This Sublease, dated for reference purposes only __________, 1997, is made by and between CMC Ice, Inc. (herein called "Sublessor"), and Southwestern Ice, Inc. (herein called "Sublessee").

       2. Premises. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, for the term, at the rental and upon all of the conditions set forth herein, that certain property described as follows:
3417 30th Street, San Diego, California  92104 (herein called the "Premises").

       3. Term. The term of this sublease shall commence on the date first written above and end on February 28, 1998 unless sooner terminated by Sublessee upon thirty (30) days prior written notice to Sublessor from Sublessee.

       4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal to the rent due under the Master Lease referred to below plus $1000 as one month's rental for parking on property adjacent to the Premises.

       5. Master Lease. Sublessor is a lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto. This sublease is subject and subordinate to the Master Lease. Sublessor agrees to maintain the Master Lease in effect during the entire term of this sublease.

       6. Sublessee's Rights and Duties. Sublessor and Sublessee are parties to an Asset Purchase Agreement, dated September __, 1997, (the "Agreement"). The parties acknowledge that the capitalized terms in this
Section 6 shall have the meanings set forth in the Agreement.

              Following the date hereof but prior to February 28, 1998, Sublessee intends to remove the Assets from the Main Facility. In connection with Sublessee's preparation, disassembly, packing, loading and transporting of the Assets from the Main Facility (the "Removal"), Sublessee shall use reasonable care and shall conduct the Removal in a reasonably orderly manner. Except as otherwise provided below, Sublessee shall be solely responsible for all costs incurred in connection with the Removal, including, but not limited to, all costs associated with the destruction or demolition of any interior and/or exterior walls or other structures which are necessary for efficient Removal.

              In connection with the Removal, Sublessor shall; (i) provide the Sublessee with physical access to the Main Facility necessary for the Removal;
(ii) cooperate with Sublessee to obtain all necessary governmental consents, permits and licenses to permit the Removal (including the right to remove walls, etc. to the extent reasonably necessary to accomplish the Removal), and





                                  EXHIBIT F-1

(iii) maintain public liability insurance during the course of the Removal in such amounts as have been historically maintained by Sublessor.

       7. Attorneys' Fees. If either party brings an action to enforce the terms hereof, or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to reasonable attorneys' fees to be paid by the losing party as fixed by the court.

       Executed at San Diego, California on _______________, 1997.




CMC Ice, Inc.                       Southwestern Ice, Inc. a Texas corporation


By:                                 By:
   -----------------------------       ---------------------------------
              Sublessor                            Sublessee





                                  EXHIBIT F-1

                                  EXHIBIT F-2


                                    SUBLEASE


       1. Parties. This Sublease, dated for reference purposes only __________, 1997, is made by and between CMC Ice, Inc. (herein called "Sublessor"), and Southwestern Ice, Inc. (herein called "Sublessee").

       2. Premises. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, for the term, at the rental and upon all of the conditions set forth herein, that certain property described as follows:
3302 32nd Street, San Diego, California  92104 -(herein called the "Premises").

       3. Term. The term of this sublease shall commence on the date first above written and end on February 28, 1998 unless sooner terminated by Sublessee upon thirty (30) days prior written notice to Sublessor from Sublessee..

       4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal to the rental due under the Master Lease referred to below.

       5. Master Lease. Sublessor is a lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto. This sublease is subject and subordinate to the Master Lease. Sublessor agrees to maintain the Master Lease in effect during the entire term of this sublease.

       6. Sublessee's Rights and Duties. Sublessor and Sublessee are parties to an Asset Purchase Agreement, dated September __, 1997, (the "Agreement"). The parties acknowledge that the capitalized terms in this
Section 6 shall have the meanings set forth in the Agreement.

              Following the date hereof but prior to February 28, 1998, Sublessee intends to remove the Assets from the Ancillary Facility. In connection with Sublessee's preparation, disassembly, packing, loading and transporting of the Assets from the Ancillary Facility (the "Removal"), Sublessee shall use reasonable care and shall conduct the Removal in a reasonably orderly manner. Except as otherwise provided below, Sublessee shall be solely responsible for all costs incurred in connection with the Removal, including, but not limited to, all costs associated with the destruction or demolition of any interior and/or exterior walls or other structures which are necessary for efficient Removal.

              In connection with the Removal, Sublessor shall; (i) provide the Sublessee with physical access to the Ancillary Facility necessary for the Removal; (ii) cooperate with Sublessee to obtain all necessary governmental consents, permits and licenses to permit the Removal (including the right to remove walls, etc. to the extent reasonably necessary to accomplish the Removal), and





                                  EXHIBIT F-1

(iii) maintain public liability insurance during the course of the Removal in such amounts as have been historically maintained by Sublessor.

       7. Attorneys' Fees. If either party brings an action to enforce the terms hereof, or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to reasonable attorneys' fees to be paid by the losing party as fixed by the court.

       Executed at San Diego, California on _______________, 1997.



CMC Ice, Inc.                      Southwestern Ice, Inc. a Texas corporation


By:                                        By:
   ---------------------------------          ---------------------------------
              Sublessor                                   Sublessee





                                  EXHIBIT F-1
                                  Page 2 of 2